UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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The Empire District Electric Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE EMPIRE DISTRICT ELECTRIC COMPANY
602 S. Joplin Avenue
Joplin, Missouri 64801

March 6, 2009

Dear Stockholder:

        You are cordially invited to attend our Annual Meeting of Stockholders to be held at 10:30 a.m., CDT, on Thursday, April 23, 2009, at the Memorial Hall, 212 W. 8th Street, Joplin, Missouri.

        At the meeting, stockholders will be asked to elect four persons to our Board of Directors for three-year terms and to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm.

        Your participation in this meeting, either in person or by proxy, is important. Even if you plan to attend the meeting, please promptly vote the enclosed proxy through the Internet, by telephone or by mail.

        At the meeting, if you desire to vote in person, you may withdraw the proxy.

Sincerely,
William L. Gipson President and Chief Executive Officer

THE EMPIRE DISTRICT ELECTRIC COMPANY
602 S. Joplin Avenue
Joplin, Missouri 64801

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Holders of Common Stock:

        Notice is hereby given that the Annual Meeting of Stockholders of The Empire District Electric Company will be held on Thursday, the 23rd of April, 2009, at 10:30 a.m., CDT, at the Memorial Hall, 212 W. 8th Street, Joplin, Missouri, for the following purposes:

  1.
  To elect four Directors for terms of three years.

  2.
  To ratify the appointment of PricewaterhouseCoopers LLP as Empire's independent registered public accounting firm for the fiscal year ending December 31, 2009.

  3.
  To transact such other business as may properly come before the meeting or at any adjournment or adjournments thereof.

        Any of the foregoing may be considered or acted upon at the first session of the meeting or at any adjournment or adjournments thereof.

        This year, we are once again pleased to be using the new U.S. Securities and Exchange Commission rule that allows companies to furnish their proxy materials over the Internet. As a result, we are mailing to many of our stockholders a notice instead of a paper copy of this proxy statement and our 2008 Annual Report. The notice contains instructions on how to access those documents over the Internet. The notice also contains instructions on how each of those stockholders can receive a paper copy of our proxy materials, including this proxy statement, our 2008 Annual Report and a form of proxy card or voting instruction card. All stockholders who do not receive a notice will receive a paper copy of the proxy materials by mail. We believe that this process will conserve natural resources and reduce the costs of printing and distributing our proxy materials.

        Holders of Common Stock of record on the books of Empire at the close of business on February 23, 2009 will be entitled to vote on all matters which may come before the meeting or any adjournment or adjournments thereof. A complete list of the stockholders entitled to vote at the meeting will be open at our office located at 602 S. Joplin Avenue, Joplin, Missouri, to examination by any stockholder for any purpose germane to the meeting, for a period of ten days prior to the meeting, and also at the meeting.

        STOCKHOLDERS ARE REQUESTED, REGARDLESS OF THE NUMBER OF SHARES OF STOCK OWNED, TO EITHER VOTE THE PROXY THROUGH THE INTERNET OR BY TELEPHONE OR SIGN AND DATE THE PROXY AND MAIL IT PROMPTLY IN THE ENVELOPE PROVIDED, TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. A STOCKHOLDER WHO PLANS TO ATTEND THE MEETING IN PERSON MAY WITHDRAW THE PROXY AND VOTE AT THE MEETING.

Joplin, Missouri Dated: March 6, 2009
Janet S. Watson Secretary-Treasurer

PROXY STATEMENT

THE EMPIRE DISTRICT ELECTRIC COMPANY
602 S. Joplin Avenue
Joplin, Missouri 64801

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
April 23, 2009

1. GENERAL INFORMATION

        This proxy statement is furnished in connection with the solicitation on behalf of the Board of Directors of The Empire District Electric Company, a Kansas corporation, of proxies to be voted at our Annual Meeting of Stockholders to be held on Thursday, April 23, 2009, and at any and all adjournments of the meeting.

        A form of proxy is available for execution by stockholders. The proxy reflects the number of shares registered in a stockholder's name. Any stockholder giving a proxy has the right to revoke it at any time before the proxy is exercised by written notice to the Secretary-Treasurer of Empire, by duly executing a proxy bearing a later date or by voting in person at the meeting.

        A copy of our Annual Report for the year ended December 31, 2008 has been mailed or made available electronically to each stockholder of record for the meeting. You are urged to read the entire Annual Report.

        The entire cost of the solicitation of proxies will be borne by us. Solicitation, commencing on or about March 9, 2009, will be made by use of the mails, telephone, Internet and fax and by our regular employees without additional compensation. We will request brokers or other persons holding stock in their names, or in the names of their nominees, to forward proxy material to the beneficial owners of stock or request authority for the execution of the proxies and will reimburse those brokers or other persons for their expense in so doing.

        February 23, 2009 has been fixed as the record date for the determination of stockholders entitled to vote at the meeting and at any adjournment or adjournments thereof. The stock transfer books will not be closed. As of the record date, there were 33,932,691 shares of common stock outstanding. Holders of common stock will be entitled to one vote per share on all matters presented to the meeting.

        The holders of a majority of the shares entitled to vote at the Annual Meeting, represented in person or by proxy, shall constitute a quorum for the purpose of transacting business at the Annual Meeting. Each outstanding share shall be entitled to one vote on each matter submitted to a vote at the Annual Meeting. Directors will be elected by a plurality of the votes of the stockholders present in person or represented by proxy at the meeting. For the ratification of the appointment of Empire's independent registered public accounting firm, the vote of a majority of the shares voted on such matter, assuming a quorum is present, shall be the act of the shareholders on such matter.

        A shareholder voting for the election of directors may withhold authority to vote for all or certain director nominees. A shareholder may also abstain from voting on the ratification of the appointment of Empire's independent registered public accounting firm, PricewaterhouseCoopers LLP. Votes withheld from the election of any nominee for director, abstentions from any other proposal and broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not be counted in the number of votes cast on a matter. With respect to shares allocated to a participant's account under the Company's 401(k) Plan and ESOP, such participant may direct the trustee of the plan, as indicated on the proxy card, on how to vote the shares allocated to such participant's account. If no direction is given with respect to the shares allocated to a participant's account under the plan, the trustee will vote such shares in the same proportion as the shares for which directions were received from other participants in the plan.

        A "broker non-vote" occurs if a broker or other nominee who is entitled to vote shares on behalf of a record owner has not received instructions with respect to a particular item to be voted on, and the broker or nominee does not otherwise have discretionary authority to vote on that matter. Under the rules of the New York Stock Exchange ("NYSE"), brokers may vote a client's proxy in their own discretion on certain items even without instructions from the beneficial owner, but may not vote a client's proxy without voting instructions on "non-discretionary" items. The election of directors and the ratification of Empire's independent registered public accounting firm are considered "discretionary" items.

2. MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

A. ELECTION OF DIRECTORS
(Item 1 on Proxy Card)

        The Board of Directors is divided into three classes with the Directors in each class serving for a term of three years. The term of office of one class of Directors expires each year in rotation so that one class is elected at each Annual Meeting for a full three-year term. Directors are permitted to stand for election until they reach the retirement age of 70.

        During 2008, the Board of Directors held four regular one-day meetings and one special meeting. At these meetings, the Board considered a wide variety of matters involving, among other things, our strategic planning, new generation projects, our financial condition and results of operations, financings, our capital and operating budgets, regulatory proceedings, personnel matters, succession planning, risk management, industry issues, accounting practices and disclosure, and corporate governance practices. All of the members of the Board of Directors attended more than 75% of the aggregate of the Board meetings and meetings held by all committees of the Board on which the Director served during the periods that the Director served.

        Unless otherwise specified, the persons named in the accompanying proxy intend to vote the shares represented by proxies for the election of Mr. D. Randy Laney and Mr. B. Thomas Mueller, both of whom are current members of the Board of Directors, and Mrs. Bonnie C. Lind and Dr. Paul R. Portney as Class I Directors. While it is not expected that any of the nominees will be unable to qualify for or accept office, if for any reason one or more shall be unable to do so, proxies will be voted for nominees selected by the Board of Directors.

Information about Nominees

        The name, age, principal occupation for the last five years, period of service as a Director of Empire and certain other directorships of each Director are set forth below.

Nominees for Director

CLASS I DIRECTORS
Nominated Term Expiring at the 2012 Annual Meeting

        D. Randy Laney, 54, Vice-Chairman of Investlinc Group (private investment and wealth services) from 2003 to 2008. Founder and Partner of Bentonville Associates Ventures (consumer service consulting) from 1995 to 2003. Founder, Chairman and President of Mercari Technologies (merchandizing optimization) from 1999 to 2003. Vice President of Finance and Treasurer of Wal-Mart Stores from 1991 to 1994. Director of Empire since 2003, Non-Executive Vice Chairman of the Board since May 1, 2008.

        Bonnie C. Lind, 48, Senior Vice President, Chief Financial Officer and Treasurer, Neenah Paper Inc. (global manufacturer of premium performance based papers) since 2004. Assistant Treasurer of Kimberly-Clark from 1999 to 2004. Nominated for election at the 2009 Annual Meeting of Stockholders.

        B. Thomas Mueller, 61, Founder and President of SALOV North America Corporation (Filippo Berio olive oil importer) since 1987 and an international tax partner with KPMG Peat Marwick from 1979 to 1987. Director of Empire since 2003.

        Paul R. Portney, 63, Dean of the Eller College of Management at the University of Arizona since 2005. President of Resources for the Future from 1995 to 2005. Nominated for election at the 2009 Annual Meeting of Stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH NOMINEE.

Members of the Board of Directors Continuing in Office

CLASS II DIRECTORS
Term Expiring at the 2010 Annual Meeting

        Ross C. Hartley, 61, Co-Founder and Director of NIC Inc. (electronic commerce) since 1991. Director of Empire since 1988.

        Julio S. Leon, 70, President Emeritus of Missouri Southern State University. Retired in 2007 after 25 years as President of the university. Director of Empire since 2001.

        Allan T. Thoms, 70, Principal of Allan Thoms Consulting, LLC (regulatory advocacy) since 2007. Consultant with Wilk & Associates/LECG (regulatory advocacy) from 2004 to 2007. Vice President-Public Policy and External Affairs for Verizon Communication Company from 2001 to 2004. Chairman of the Iowa Utilities Board (the public utility regulator in Iowa) from 1995 to 2001. Director of Empire since 2004.

CLASS III DIRECTORS
Term Expiring at the 2011 Annual Meeting

        Kenneth R. Allen, 51, Vice President, Finance and Chief Financial Officer of Texas Industries, Inc. (cement, gravel and building products firm) since August 1, 2008. Vice President, Treasurer and Director of Investor Relations of Texas Industries, Inc. from 1996 to 2008. Director of Empire since 2005.

        William L. Gipson, 52, President and Chief Executive Officer of Empire since May 1, 2002. Executive Vice President from 2001 to 2002. Chief Operating Officer from 2001 to 2002. Vice President-Commercial Operations from 1997 to 2001. Director of Empire since 2002.

        Bill D. Helton, 70, Chairman and Chief Executive Officer of New Century Energies (electric utility) until 2000 (retired). Director of Empire since 2004.

Director Independence

        The Board of Directors has adopted the following categorical standards to assist it in making determinations of independence in accordance with the New York Stock Exchange (the "NYSE") Listed Company Manual:

  1.
  A Director shall not fail to meet any of the independence tests set forth in Section 303A.02(b) of the NYSE Listed Company Manual or any successor provisions thereto.

  2.
  The Board of Directors shall affirmatively determine that, after taking into account all relevant facts and circumstances, the Director has no material relationships with Empire (either directly or as a partner, stockholder or officer of an organization that has a relationship with Empire). For purposes of this determination, the following relationships are not material (unless otherwise prohibited by clause 1 above):

  a.
  If a Director (or any family member of a Director) is a current or former customer, or a current or former employee or Director of a customer (or an affiliate of a customer), of Empire.

  b.
  If a Director is a former employee of an organization which provides investment banking services to Empire or which publishes research opinions with respect to any securities of Empire.

  c.
  If a family member of a Director is an employee of, or otherwise affiliated with, a charitable organization to which Empire contributes less than $25,000 in any fiscal year.

  d.
  If a Director (or any family member of a Director) receives benefits payments under Empire's Retirement Plan or Empire's Supplemental Executive Retirement Plan.

  e.
  If a Director is an executive officer of an organization which is affiliated with an organization where an executive officer of Empire serves on the board.

        The Board of Directors has determined that each of the following meet the independence standards adopted above: Kenneth R. Allen, Ross C. Hartley, Bill D. Helton, D. Randy Laney, Julio S. Leon, Bonnie C. Lind, Myron W. McKinney, B. Thomas Mueller, Paul R. Portney, Mary M. Posner and Allan T. Thoms. The Board of Directors has determined that William L. Gipson does not meet the independence standards adopted above.

Executive Sessions

        The terms of our Corporate Governance Guidelines provide that Directors will meet in two separate executive sessions chaired by the Chairman of the Board, as follows: (1) all of the Directors and the CEO will meet in executive session and (2) all of the non-management Directors will meet in executive session. Such is the practice after each Board meeting. All of the non-management Directors of Empire are also independent Directors.

Committees of the Board of Directors

Audit Committee

        We have an Audit Committee of the Board of Directors. The Board has adopted and approved a written charter for the Audit Committee. The charter is available on our website at www.empiredistrict.com. The Audit Committee meets the definition of an audit committee as set forth in Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the "Exchange Act").

        In accordance with its written charter, the Audit Committee assists the Board in its oversight of (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) the Independent Registered Public Accounting Firms' qualification and independence and (4) the performance of our internal audit function and independent auditors. In addition, the Audit Committee is directly responsible for the appointment, compensation, retention, termination and oversight of the work of our independent auditors. The Audit Committee held eight meetings during 2008. The members of the Audit Committee are Mrs. Posner and Messrs. Allen, Hartley and Mueller, each of whom is independent (as independence is defined in the NYSE Listing Standards and the rules of the Securities and Exchange Commission (the "SEC") applicable to audit committee members) and is financially literate (as determined by the Board in its business judgment in accordance with NYSE

Listing Standards). Mrs. Posner will retire from the Board and the Audit Committee effective April 23, 2009. The Board has also determined that Messrs. Allen and Mueller are "audit committee financial experts" (as defined in the instructions to Item 407(d)(5)(i) of Regulation S-K). The report of the Audit Committee can be found below under the heading "Other Matters—Audit Committee Report."

Compensation Committee and Compensation Committee Interlocks and Insider Participation

        We have a Compensation Committee of the Board of Directors. The Compensation Committee assists the Board in establishing and overseeing Director and executive officer compensation policies and practices of Empire on behalf of the Board. The Compensation Committee determines the compensation of each of our executive officers as more fully described under "Executive Compensation—Compensation Discussion and Analysis." In limited circumstances, also as more fully described under "Executive Compensation—Compensation Discussion and Analysis," our Chief Executive Officer makes recommendations to the Compensation Committee with respect to certain aspects of executive compensation. The charter for the Compensation Committee is available on our website at www.empiredistrict.com. The Compensation Committee held four meetings during 2008. The members of our Compensation Committee are Mrs. Posner and Messrs. Allen, Helton, Leon and Laney. The Board has determined that each member of the Compensation Committee is "independent" as defined by the NYSE Listing Standards. Mrs. Posner will retire from the Board and the Compensation Committee effective April 23, 2009. The report of the Compensation Committee can be found below under the heading "Executive Compensation—Compensation Committee Report."

        None of the members of our Compensation Committee has ever been an officer or employee of Empire or any of its subsidiaries. None of the members of our Compensation Committee had any relationship requiring disclosure under "Transactions with Related Persons" below. None of our current executive officers has ever served as a Director or member of the Compensation Committee (or other Board committee performing equivalent functions) of another for-profit corporation.

Nominating/Corporate Governance Committee

        We have a Nominating/Corporate Governance Committee of the Board of Directors. The Nominating/Corporate Governance Committee is primarily responsible for (1) identifying individuals qualified to become Board members, consistent with criteria approved by the Board, and recommending that the Board select (or re-nominate) the Director nominees for the next annual meeting of stockholders, (2) developing and recommending to the Board a set of corporate governance guidelines applicable to Empire, (3) developing, approving and administering policies and procedures with respect to related person transactions, (4) overseeing the evaluation of the Board and its committees, (5) annually reviewing and recommending Board committee membership, and (6) working with the Board to evaluate and/or nominate potential successors to the CEO. The charter for the Nominating/Corporate Governance Committee is available on our website at www.empiredistrict.com. The Committee held five one-day meetings and one two-day meeting in 2008. The members of the Committee are Messrs. Allen, Leon, Mueller and Thoms. The Board has determined that each member of the Nominating/Corporate Governance Committee is "independent" as defined by the NYSE Listing Standards. The report of the Nominating/Corporate Governance Committee can be found below under the heading "—Nominating/Corporate Governance Committee Report."

Director Nomination Process

        The Nominating/Corporate Governance Committee selects as candidates those nominees it believes would best represent the interests of the stockholders. This assessment includes such issues as experience, integrity, competence, diversity, skills and dedication in the context of the needs of the Board. In addition, the Committee takes into account the nature of and time involved in the Director's other employment and service on other boards. The Committee reviews with the Board, as required, the requisite skills and characteristics of individual Board members, as well as the composition of the Board as a whole, in the context of the needs of Empire. When seeking new candidates, the Committee has sometimes paid a fee to a third party to assist in the process of identifying and evaluating candidates.

        The Nominating/Corporate Governance Committee will consider nominees recommended by stockholders for election to the Board of Directors. In order to be considered, proposals for nominees for director by stockholders must be submitted in writing to Corporate Secretary: The Empire District Electric Company, 602 S. Joplin Avenue, Joplin, Missouri 64801.

        In order to nominate a director at the Annual Meeting, Empire's By-Laws require that a stockholder follow the procedures set forth in Article VI, Section 5 of Empire's Restated Articles of Incorporation. In order to recommend a nominee for a director position, a stockholder must be a stockholder of record at the time it gives notice of recommendation and must be entitled to vote for the election of directors at the meeting at which such nominee will be considered. Stockholder recommendations must be made pursuant to written notice delivered (i) in the case of a nomination for election at an annual meeting, not less than 35 days nor more than 50 days prior to the annual meeting; and (ii) in the event that less than 45 days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which notice of the date of the meeting was mailed or the public disclosure was made.

        The stockholder notice must set forth the following:

  •
  As to each person the stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for the election of directors, or is otherwise required by applicable law (including the person's written consent to being named as a nominee and to serving as a director if elected), and

  •
  As to the nominating stockholder on whose behalf the nomination is made, (a) the name and address, as they appear on Empire's books, (b) a representation that the stockholder is a holder of record of the common stock entitled to vote at the meeting on the date of the notice and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, and (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder.

        In addition to complying with the foregoing procedures, any stockholder nominating a director must also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder. We did not receive any recommendations for director nominees for the current Annual Meeting of Stockholders by any of our stockholders.

Nominating/Corporate Governance Committee Report

        The Nominating/Corporate Governance Committee, with the assistance of a third-party search firm, recommended that the Board nominate Bonnie C. Lind and Paul R. Portney for election as Class I Directors. Mrs. Lind and Dr. Portney have been nominated as Class I Directors, subject to stockholder approval, for three-year terms ending at the Annual Meeting of Stockholders in 2012.

        The Nominating/Corporate Governance Committee, upon its own recommendation, recommended that the Board of Directors nominate D. Randy Laney and B. Thomas Mueller for re-election as Class I Directors, subject to stockholder approval, for three-year terms ending at the Annual Meeting of Stockholders in 2012.

        Empire's Board of Directors operates pursuant to a set of written Corporate Governance Guidelines that set forth Empire's corporate governance philosophy and the governance policies and practices that the Board has established to assist in governing Empire and its affiliates. The Guidelines describe the Board membership criteria and the internal policies and practices by which Empire is operated and controlled on behalf of its stockholders.

        In 2008, the Board and its committees continued to examine their processes and strengthen them as appropriate, and the Board's evaluation of Empire's corporate governance processes is ongoing. This assures that the Board and its committees have the necessary authority and practices in place to review and evaluate Empire's business operations as needed, and to make decisions that are independent of Empire's management. As examples, the Board and its committees undertake an annual self-evaluation process, meet regularly without members of management present, have full access to officers and employees of Empire, and retain their own advisors as they deem appropriate.

        The Code of Business Conduct and Ethics, which is applicable to all of our Directors, officers and employees, and the Corporate Governance Guidelines comply with the Sarbanes-Oxley Act of 2002 and the listing standards of the New York Stock Exchange. We also have a separate code of ethics that applies to our chief executive officer and our senior financial officers, including our chief financial officer and our chief accounting officer. All of our corporate governance materials, including our codes of conduct and ethics, our Corporate Governance Guidelines, and our Policy and Procedures with Respect to Related Person Transactions are available for public viewing on our website at www.empiredistrict.com under the heading Investors, Corporate Governance. Copies of our corporate governance materials are also available without charge to interested parties who request them in writing from: Corporate Secretary, The Empire District Electric Company, 602 S. Joplin Avenue, Joplin, Missouri 64801.

Julio S. Leon, Chairman
Kenneth R. Allen
B. Thomas Mueller
Allan T. Thoms

Attendance at Annual Meetings

        Empire's Corporate Governance Guidelines provide that Directors are expected to attend the annual meeting of stockholders. All members of Empire's Board of Directors attended the Annual Meeting of Stockholders in 2008.

B. RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
(Item 2 on Proxy Card)

        Empire is asking the stockholders to ratify the appointment of PricewaterhouseCoopers LLP ("PwC") as our independent registered public accounting firm for the fiscal year ending December 31, 2009. PwC was appointed by the Audit Committee of the Board of Directors on February 5, 2009, and has acted in this capacity since 1992.

        Although ratification by the stockholders is not required by law, the Board of Directors has determined that it is desirable to request approval of this selection by the stockholders. In the event the stockholders fail to ratify the appointment, the Audit Committee will consider this factor when making any future determination regarding PwC. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of Empire and its stockholders.

        Passage of the proposal requires the affirmative vote of a majority of the votes cast.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PWC AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING DECEMBER 31, 2009.

3. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Stock Ownership of Directors and Officers

        The following table shows information with respect to the number of shares of our common stock beneficially owned as of February 24, 2009 by each of our executive officers named in the Summary Compensation Table, each Director, each Director nominee and our Directors and executive officers as a group.

Name	Position	Shares of Common Stock Beneficially Owned(1)
Myron W. McKinney(2)	Chairman of the Board	22,192
Kenneth R. Allen	Director	10,045
Ross C. Hartley(3)	Director	30,957
Bill D. Helton	Director	7,629
D. Randy Laney	Vice Chairman of the Board	8,084
Julio S. Leon(4)	Director	2,663
Bonnie C. Lind	Director nominee	200
B. Thomas Mueller(5)	Director	20,133
Paul R. Portney	Director nominee	200
Mary M. Posner(2)	Director	12,573
Allan T. Thoms	Director	1,486
William L. Gipson(6)	President and Chief Executive Officer and Director	88,040
Bradley P. Beecher(6)	Vice President and Chief Operating Officer—Electric	19,286
Ronald F. Gatz(6)	Vice President and Chief Operating Officer—Gas	20,103
Gregory A. Knapp(6)	Vice President—Finance and Chief Financial Officer	20,950
Michael E. Palmer(6)	Vice President—Commercial Operations	17,892
Directors and named executive officers, as a group		282,433

(1)
No Director or executive officer owns more than 0.5% of the outstanding shares of our common stock and all Directors and executive officers as a group own less than 1% of the outstanding shares of our common stock.

(2)
Mr. McKinney and Mrs. Posner will each retire as a Director effective April 23, 2009.

(3)
Includes 1,853 shares for which Mr. Hartley holds a power of attorney for a non-resident relative.

(4)
Includes 1,827 shares owned by Dr. Leon's spouse.

(5)
Includes 16,766 shares in two family trusts for which Mr. Mueller is co-trustee.

(6)
Includes 45,200, 7,100, 10,300, 6,600, and 6,900 shares, respectively, issuable upon the exercise of currently exercisable stock options for Messrs. Gipson, Beecher, Gatz, Knapp and Palmer.

 Other Stock Ownership

        The following table reflects the holdings of those known to the Company to own beneficially more than 5% of our common stock as of February 24, 2009.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 21202	2,785,560	(1)	8.2%
Barclays Global Investors, NA 400 Howard Street San Francisco, CA 94105	1,872,270	(2)	5.5%

(1)
Based on a Schedule 13G/A dated February 13, 2009, filed with the Securities and Exchange Commission by T. Rowe Price Associates, Inc. (Price Associates). Price Associates has sole voting power with respect to 640,400 shares and sole dispositive power with respect to 2,785,560 shares. These securities are owned by various individual and institutional investors with respect to which Price Associates serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(2)
Based on a Schedule 13G dated February 5, 2009, jointly filed with the Securities and Exchange Commission by Barclays Global Investors, NA and Barclay's Global Fund Advisors. Barclays Global Investors, NA has sole voting power with respect to 827,967 shares and sole dispositive power with respect to 1,036,253 shares it beneficially owned; and Barclays Global Fund Advisors has sole voting and dispositive power as to the 836,017 shares it beneficially owned. Each of the reporting entities has the same address.

4. EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Role of Committee

        The Compensation Committee (Committee), on behalf of the Board of Directors, administers our director and executive compensation programs. The Committee and the Board of Directors work together to establish and oversee director and executive officer compensation policies and practices, review and analyze general industry and peer group compensation data, review and approve executive officer goals and objectives, evaluate executive officer performance, and determine director and executive compensation levels. The Committee is composed entirely of non-employee, independent directors who are appointed by and serve at the sole discretion of the Board of Directors. The Committee meets at scheduled times during the year and on an as-needed basis. The duties and responsibilities of the Committee are described in its charter which has been approved by the full Board of Directors.

Role of President and CEO

        The President and CEO attends Committee meetings, including the meeting where the Committee deliberates base salary changes and annual metrics and performance measures for the executive officers. His role at these meetings is to review performance, make recommendations, and answer questions Committee members may have before they establish base salary levels and annual metrics and performance measures for the coming year. The President and CEO does not directly participate in the deliberations of the Committee and he is not present during nor take part in any way in the Committee's deliberations with respect to establishing his compensation.

Role of Consultant

        During 2008, the Committee retained the services of the Hay Group, an independent compensation consulting firm (consultant), to provide ongoing analysis and recommendations regarding compensation practices and trends in the utility industry as well as the national market, and to review and evaluate our compensation program as compared to compensation practices of other companies with similar characteristics, including size and type of business. The consultant was directly engaged by the Committee. The Committee has sole responsibility for hiring, terminating and directing the activities of the consultant. The consultant does not perform other services for the Company outside of its engagement with the Committee, but may interact directly with the President and CEO, Company legal counsel and/or Company human resources personnel for the purpose of obtaining executive officer compensation and performance data to be used in its review and analysis.

        The consultant recommends to the Committee participating national market and peer group companies and the market data associated with each of these comparator groups. The consultant also recommends the structure of the executive compensation program relative to the results of its analysis. The Committee retains all decision-making and approval authority with regard to determining executive compensation levels.

        During 2008, the consultant, at the request of the Committee, conducted a total executive compensation review to analyze the competitiveness of our executive compensation program. During their review, the consultant analyzed the relative positioning of each of our executive officer positions to similar positions within its national market database, and evaluated the compensation levels of peer group companies relative to the compensation benchmarks set by the Committee.

Compensation Philosophy

        The compensation program for executive officers is designed to provide a competitive compensation package that will enable us to attract and retain highly talented individuals for key positions and promote the accomplishment of our performance objectives. The overarching objective of the Committee is to provide a conservative, yet secure, base salary, with the opportunity to earn a significantly higher total level of compensation under programs that link executive compensation to Company and individual performance factors.

        The Committee structures the executive compensation program to motivate executives to achieve specified business goals and to reward the achievement of those goals. Compensation decisions made by the Committee are based on market analysis, Company performance, achievement of individual performance objectives, and the level and nature of the executive's responsibilities.

        Our compensation program includes three basic compensation elements: (1) Base Salary, (2) Annual Cash Incentives, and (3) Long-Term Incentives. Each element is discussed more fully below. Base Salary combined with Annual Cash Incentives makes up Total Cash Compensation. Total Cash Compensation combined with Long-Term Incentives makes up Total Direct Compensation.

        The Committee has established a compensation philosophy that targets a certain level for each element of executive pay based on a national market survey developed by the consultant. This survey is discussed in more detail below under "Benchmarking". During 2008, Base Salary was targeted at the 25th percentile of this national market survey. Total Cash Compensation and Total Direct Compensation were targeted to approximate the mid-point between the 25th and 50th percentiles of the same national market survey. To attain these targeted levels of Total Cash Compensation and Total Direct

Compensation, the executive officer and the Company must achieve target levels of performance. For purposes of this discussion, target level indicates expected performance results.

        In the review of our executive compensation program, the consultant found that our executive compensation mix was more heavily weighted toward at-risk incentive-based pay than the comparator companies in the national market group. Additionally, our long-term incentive compensation was a larger component of total executive compensation than the comparator companies in the national market group. Based on this analysis, the Committee has elected to modify the compensation philosophy so that, beginning in 2009, Base Salary will be targeted at the mid-point between the 25th and 50th percentiles of the national market survey. Correspondingly, the Committee elected to reduce the Long-Term Incentive opportunity so that target Total Direct Compensation remains unchanged.

        In targeting these levels, both in 2008 and as revised in 2009, the Committee has established a conservative pay program as compared to our peer group and the general market. By design, Base Salary is set significantly lower than the average Base Salary of the national market. However, the Annual Cash Incentive and Long-Term Incentive elements provide each executive the potential, at the highest level of performance, to achieve total compensation closer to the average total compensation level of the national market (i.e., the 50th percentile). These "at-risk" elements of compensation are tied to both short- and long-term performance measures. In essence, at-risk compensation must be "re-earned" annually. The consultant has provided the Committee with information regarding practices and trends in compensation programs in the utility industry as well as the national market and has reviewed and evaluated our compensation program as compared to compensation practices of other companies with similar characteristics, including size and type of business. The consultant, at the direction of the Committee, has conducted this review in order to assess our relative competitive position with regard to compensation being paid within the markets in which we compete for executive talent. As a result, the Committee has set these target levels in a manner designed to (1) be competitive and permit us to attract and retain executive talent, (2) be conservative with respect to our peer group and the national market, and (3) provide incentive for executives to achieve individual and company performance goals.

Benchmarking

        As noted above, the Committee sets the various benchmarks (i.e., the 25th percentile, the 50th percentile and the midpoint between the 25th and 50th percentiles) based on a national market survey developed by the consultant. Once these levels are set, the Committee then compares the dollar amounts resulting from this benchmarking process to the corresponding compensation levels at an industry-specific peer group of companies. This comparison is done to ensure that total compensation is competitive within the industry and appropriate when certain levels of performance are achieved. If, based on this comparison, the Committee determines that the levels set through the benchmarking process are not competitive or are not appropriate, the Committee may adjust the applicable compensation levels and targets accordingly.

        The consultant has informed us that the national market survey discussed above contains information on thousands of executives from over hundreds of parent organizations and independent operating units across all industry sectors. In terms of participating organization size, 45% have annual revenues less than $1 billion, 35% have annual revenues between $1 billion and $5 billion, and 20% have annual revenues exceeding $5 billion. Approximately 68% of the organizations participating in the survey have less than 10,000 employees and 54% have less than 5,000 employees. The survey companies comprise three major market sectors: financial (12%), services (45%), and industrial/manufacturing (42%). Included within the industrial/manufacturing sector are 57 utility companies and 71 general manufacturing organizations. The Committee has relied on the consultant to conduct its own research, compile its own survey data and provide a summarization of such data relevant to the Committee's decisions with respect to setting compensation levels. Hence, the Committee does not review the names of the participating survey companies prior to making compensation decisions. However, the names of the parent companies that participated in the national market survey most recently utilized by the consultant in work performed for the Committee are attached hereto as Appendix A.

        Part of the benchmarking process involves the consultant's use of a systematic approach to evaluate the duties and responsibilities of our executive positions. This approach recognizes the practical reality that job responsibilities of persons with similar titles may vary significantly from company to company, and that a person's title is not necessarily descriptive of a person's duties. The consultant considers the scope and complexity of incumbent positions within its national market survey and compares these positions to the scope and complexity of our executive positions. The result is an assessment of the relative position of the compensation being paid to our executives in light of the compensation being paid to persons performing duties of similar scope and complexity at the companies participating in the survey. The Committee uses this assessment to assist it in making decisions regarding appropriate compensation levels for our executive positions. The underlying principle of the evaluation methodology is to focus on identifying those positions that have a scope and complexity of responsibilities that are comparable to those duties exercised by each of our particular executives.

        The industry-specific peer group of companies discussed above is recommended by the consultant and represents publicly traded electric or electric and gas utilities that are comparable to Empire in terms of sales, market value, growth, etc. The peer group currently consists of Black Hills Corporation, Central Vermont Public Service, CH Energy Group, Inc., Chesapeake Utilities Corporation, Cleco Corporation, El Paso Electric Company, Idacorp Inc., The LaClede Group, Inc., MGE Energy Inc., NorthWestern Corporation, Otter Tail Corporation, South Jersey Industries, Inc., UIL Holdings Corporation, Unisource Energy Corporation, and Unitil Corporation.

Base Salary

        The consultant makes base salary range and midpoint recommendations to the Committee for each position with consideration given to our compensation philosophy. Base salary ranges and midpoints are reviewed periodically as described above to ensure our executive positions are comparable with the marketplace in terms of expertise, scope and accountability.

        At the beginning of the calendar year, the President and CEO reviews executive officer performance with, and makes Base Salary recommendations to, the Committee for all executive officers other than himself. Based upon his review and recommendations, and with consideration given to market information provided by the consultant, the Committee sets the Base Salary of each such executive officer for the calendar year. The Committee independently appraises the performance of the President and CEO, and sets his Base Salary accordingly. The Committee also determines any Base Salary adjustments necessary throughout the calendar year should a material change in office or responsibilities occur.

Annual Cash Incentives

        The Annual Cash Incentive portion of Total Cash Compensation is derived from the Executive Officer Annual Incentive Plan ("AIP"). Under this individualized annual plan, each executive officer can earn additional cash compensation based on performance measured against short-term tactical goals that lend support to our long-term vision, goals and strategies. A set of metrics and the corresponding performance measures relevant to each executive's area is developed from the broad corporate goals and key business strategies at the beginning of the calendar year. One or more performance measures are developed for each metric. Each performance measure is assigned a percentage weighting. The weightings of each performance measure sum up to 100%. While corporate goals and key business strategies have a long-term, multi-year perspective, the metrics developed from them are short-term in perspective, focusing on the operating conditions and circumstances of a particular year. Each executive officer provides the President and CEO a set of proposed metrics and performance measures for each new calendar year. The President and CEO evaluates the proposed metrics and performance measures and makes any necessary modifications. The President and CEO presents the proposed annual metrics and performance measures for himself and all other executive officers to the Committee each new calendar year. The Committee reviews his recommendations for consistency, measurability, and equity relative to individual responsibilities and, together with their assessment of near-term Company objectives, makes any necessary adjustments to individual Annual Incentive Plans before approving. No single performance measure is material to the compensation program overall; for example, the average target opportunity associated with a single performance measure in 2008 and 2009 was $7,721 and $7,599, respectively.

        Generally, each executive's plan has an Expense Control metric. Additional metrics commonly applied to the President and CEO and the Vice-President of Finance and CFO include Financial Performance, Capital Markets, and Corporate Governance. Executive officers who have responsibilities over our operational areas have specific operational metrics related to their areas of responsibilities, such as Project Completion, Customer Service, Regulatory Performance, and Operations/Safety.

        Performance measure ranges are generally linked to threshold, target and maximum performance award levels. For instance, to qualify for the threshold performance award under a performance measure of budgetary control, an executive must operate their responsibility area at no greater than +5% of budget. To qualify for the maximum performance award under the same performance measure, an executive must operate their responsibility area at -5% of budget. The qualification criteria for other performance measures may be whether the executive accomplished or did not accomplish the measure. Under this criterion, the executive must fully accomplish the measure to qualify for any award. Generally, all measurements are quantitative with the exception of those described below as qualitative.

        Metrics developed for 2008 consisted of:

  •
  Expense Control.    Measures included control of operating/maintenance, capital and purchased power expenses.

  •
  Project Completion.    Measures included service to a casino project in northeast Oklahoma, the Ozark to Nixa, Missouri transmission line construction project, and our Iatan 2 and Plum Point generation projects.

  •
  Customer Service.    Measures included minimization of customer complaints to state public service commissions, minimization of generation station forced outages, minimization of call center telephone response time, and control of customer outages due to vegetation in primary distribution lines.

  •
  Regulatory Performance.    Measures consisted of the outcome of Missouri Electric Rate Case No. ER-2008-0093, implementation of a Missouri Fuel Adjustment Clause (a qualitative measure), our participation in Kansas Wind Policy Development (a qualitative measure) and Southwest Power Pool Board and Regional State Committee meetings, analysis and development of vegetation management and infrastructure inspection plans (a qualitative measure), and minimization of Notices of Violation received from state departments of natural resources.

  •
  Financial Performance/Capital Markets.    Measures consisted of management of our short-term debt costs, involvement in conferences with rating agencies and institutional investors, financing activities, and the issuance of debt.

  •
  Operations/Safety.    Measures included our gas property mapping and meter automation project (a qualitative measure), gas property safety audits conducted by the Missouri Public Service Commission, and gas property residential customer growth.

  •
  Corporate Governance.    Measures consisted of the identification or lack thereof of material weaknesses or significant defects in internal controls.

        Metrics developed for 2009 consist of:

  •
  Expense Control.    Measures include control of operating/maintenance, capital and fuel and purchased power expenses.

  •
  Project Completion.    Measures include our Iatan 2 and Plum Point generation projects, the State Line Combined Cycle generating plant scheduled outage, the Ozark to Nixa, Missouri transmission line construction project, the Connecticut Street (Joplin, Missouri) distribution line relocation project, corporate records management, evaluation of fleet vehicles (a qualitative measure), and information technology disaster planning.

  •
  Customer Service.    Measures include improvements to call center response time, control of customer outages due to vegetation in primary distribution lines, minimization of generating station forced outages, and minimization of customer complaints to state public service commissions.

  •
  Regulatory Performance.    Measures consist of the planning, developing and filing of various electric and gas segment rate proceedings, our participation in Southwest Power Pool Board and Regional State Committee meetings, and minimization of safety and environmental citations and Notices of Violation.

  •
  Financial Performance/Capital Markets.    Measures consist of management of our short-term debt costs, involvement in conferences with rating agencies and institutional investors, financing activities, and the issuance of debt and equity securities.

  •
  Operations/Safety.    Measures include minimization of employee lost-time incidents, gas segment safety audits conducted by the Missouri Public Service Commission, and gas segment residential and non-residential customer growth.

  •
  Corporate Governance.    Measures consist of the identification or lack thereof of material weaknesses or significant defects in internal controls.

        Once metrics, performance measures and weightings are determined, total target Annual Cash Incentive amounts are calculated for each executive officer with consideration given to the Total Cash Compensation philosophy discussed above. During 2008, for the President and CEO, the Annual Cash Incentive amount available at target levels of performance was equal to 55% of annual base salary. Thus, in accordance with the philosophy described above, the base salary of the President and CEO, plus a target level cash incentive amount equal to 55% of annual base salary, was designed to approximate the midpoint between the 25th and 50th percentile of the national market. During 2008, the Annual Cash Incentive amount available for executive officers other than the President and CEO, at target levels of performance, equaled 35% of annual base salary.

        Performance levels above and below the target level of performance are also determined for each performance measure. A threshold level of performance indicates a minimum (below target) level of expected performance. A maximum level of performance indicates a higher (above target) level of expected performance. Greater incentive compensation is payable if the maximum level of performance is achieved. An incentive compensation award at the threshold level of performance is equal to 50% of the target level award. At the maximum level of performance, the incentive compensation award is equal to 200% of the target level award. When performance levels are between the threshold and maximum performance levels, the amount of incentive compensation award is interpolated. If an executive does not perform at least at a threshold level of performance with regard to any particular individual performance measure, no incentive compensation is awarded with respect to that performance measure.

        Each executive officer's performance against his/her individual AIP is reviewed by the President and CEO with the Committee following the conclusion of the calendar year. The President and CEO recommends incentive payments reflective of performance against each executive officer's individual AIP during the calendar year. The Committee considers his recommendations, makes any appropriate adjustments and determines the amount of Annual Cash Incentive earned by each executive. The Committee independently appraises the performance of the President and CEO, and determines his incentive award accordingly.

        The President and CEO's Annual Cash Incentive award for 2008, paid in 2009, was approximately 121% of his target amount. The average Annual Cash Incentive award for 2008 for all other executive officers was approximately 121% of their target amounts. Since the adoption of the current form of the Executive Officer Annual Incentive Plan in 2001, the average Annual Cash Incentive award for all executive officers, including the President and CEO but excluding executive officers who have since retired, was approximately 103% of the target opportunity amounts. Each of the executive officers requested that the Annual Cash Incentive award for 2008 be paid in the form of Empire common stock rather than cash. These requests were granted by the Committee under the terms of our 2006 Stock Incentive Plan.

Long-Term Incentives

        Long-Term Incentives consist of (1) stock options, (2) dividend equivalent rights, and (3) performance-based restricted stock awards linked to the performance of Empire's common stock. All of these equity awards are now granted under our 2006 Stock Incentive Plan, which was approved by shareholders in 2005. Each of these components is discussed in more detail below. The Long-Term Incentive element is designed to motivate executive officers over the long-term to put forth maximum effort in contributing to the continued success and growth of Empire, and to ensure the interests of the executive officers are aligned with those of shareholders. In addition, Long-Term Incentives provide a measure of retention incentive for executive officers, leading to enhanced stability of our senior management team. During 2008, the Long-Term Incentive target opportunity for the President and CEO equaled 100% of his annual base salary, while the Long-Term Incentive target opportunity for executive officers other than the President and CEO equaled 50% of their annual base salaries.

        Beginning in 2009, as a result of the findings of the executive compensation review and analysis conducted by the consultant, the Committee has elected to decrease the Long-Term Incentive target opportunity for the President and CEO to 65% of his annual base salary, and reduce the Long-Term Incentive target opportunity for all other executive officers to 15% of their annual base salaries.

        A significant portion of each executive's total compensation is at-risk in the form of equity compensation. At target levels of performance, the stock options and dividend equivalents combined are intended to represent approximately one-half the total value of each executive officer's Long-Term Incentive opportunity, with the performance-based restricted stock awards representing the remaining half.

  Stock Options

        The granting of stock options to executive officers is intended to promote a longer-term perspective and ensure proper focus on the creation of shareholder value as options only have value if the stock price increases over time. Executives are able to purchase shares of common stock at an option price equal to the average price of our common stock on the grant date. In accordance with the

Stock Incentive Plan, this average price is determined by calculating the average value between the high and low stock trading prices on the day of the award. The Committee believes this average is more representative of the price paid by investors on the grant date to acquire Empire stock than the closing market price. The options have a ten-year term and first become exercisable on the third anniversary of the grant date provided the executive remains employed until such date. Options are subject to accelerated vesting in the event of a change in control of Empire (see "Potential Payments upon Termination and Change in Control" below) or termination of employment under certain specific conditions. These conditions include death, retirement, disability, involuntary termination without cause or voluntary termination by the executive with the consent of the Committee. In the event of involuntary termination of the executive's employment for cause, the options will terminate immediately.

        Stock options are valued on the basis of an expanded Black-Scholes model provided by the consultant. Repricing of options is not permitted under the 2006 Stock Incentive Plan. Stock option awards are approved by the Committee at the first meeting of the calendar year, generally around the first of February. The date of this meeting becomes the grant date of the stock options.

  Dividend Equivalents

        To encourage executive officers to focus attention on maximizing the dividend paid to shareholders, dividend equivalents are awarded in conjunction with each stock option grant. In other words, dividends that would have been payable if the executive owned (during the vesting period following the grant date) the shares covered by the options are accumulated until the earliest of the third anniversary of the date of grant, the date of a change in control of Empire, or the date of termination of employment. The accumulated value of such dividend equivalents is converted into fully vested shares of common stock on the earliest of the third anniversary or the date of a change in control.

        Dividend equivalents are subject to forfeiture if the executive's employment terminates before such dividend equivalents vest. However, under certain specific conditions, a terminated executive might be entitled to a pro-rata portion of the dividend equivalents he or she would otherwise have earned. These conditions include death, retirement, disability, involuntary termination without cause or voluntary termination by the executive with the consent of the Committee.

  Performance-Based Restricted Stock

        Performance-based restricted stock awards granted to executive officers provide the opportunity to receive a number of shares of common stock at the end of a three-year performance period if performance goals set forth in the award are satisfied. The performance goals are tied to the percentile ranking of Empire's total shareholder return (share price appreciation or decline plus dividends paid) for the three-year performance period as measured over the same period against all publicly traded, investor-owned utility companies. The target level of performance under the 2008 and 2009 grants was set at the 50th percentile ranking when compared to this group. The threshold level was set at the 20th percentile, while the maximum level was set at the 80th percentile. At the end of the performance period (December 31, 2010 for awards granted in 2008 or December 31, 2011 for awards granted in 2009), the executive would earn 100% of the target number of shares if the target (50th percentile) level of performance is reached. If the threshold level of performance is reached, the executive would earn 50% of the target number of shares. If performance reaches or exceeds the maximum level, the executive would earn 200% of the target number of shares. When performance levels are between the threshold and maximum performance levels, the amount of shares the executive earns is interpolated. No shares are earned if the threshold level of performance is not reached. Performance-based restricted stock awards are approved by the Committee at the first meeting of the calendar year. The total shareholder return for the three year performance period ended December 31, 2008 (for awards granted in 2006), was 1.0%, or just above the 48th percentile of the comparator group. Since the adoption of the 2006 Stock Incentive Plan, we have averaged a total shareholder return ranking slightly greater than the 31st percentile.

        If employment terminates during the performance period because of death, retirement, or disability, the executive is entitled to a pro-rata portion of the performance-based restricted stock awards such executive would otherwise have earned. If employment is terminated during the performance period for reasons other than those listed above, the performance-based restricted stock awards will be forfeited on the date of the termination unless the Committee determines, in its sole discretion, that the executive is entitled to a pro-rata portion of such award.

  Total Incentive Compensation

        During 2008, based on levels of individual and Empire performance, the President and CEO could have earned incentive compensation (Annual Cash Incentive plus Long-Term Incentives) ranging from 0% of annual base salary if no threshold levels of performance were met, to 260% of annual base salary if maximum performance was attained with regard to all performance measures. At target levels of performance, the President and CEO could have earned incentive compensation approaching 155% of annual base salary. Similarly, executive officers other than the President and CEO could have earned incentive compensation ranging from 0% of annual base salary to 145% of annual base salary depending on performance levels attained or not attained. At target levels of performance, executive officers other than the President and CEO could have earned incentive compensation approaching 85% of annual base salary.

        Beginning in 2009, as a result of the Committee's modification to the compensation philosophy discussed previously, the President and CEO can earn incentive compensation ranging from 0% to 207.5% of annual base salary if maximum performance is attained with regard to all performance measures. At target levels of performance, the President and CEO can earn incentive compensation approaching 120% of annual base salary. Executive officers other than the President and CEO can earn incentive compensation ranging from 0% to 92.5% of annual base salary depending on performance levels attained. At target levels of performance, such executive officers can earn incentive compensation approaching 50% of annual base salary.

        All of the percentages of annual base salary described above are based on the grant date values of the incentive compensation.

Dividend Continuation/Incentive Compensation Relationship

        Regardless of the extent to which any performance goals are met in any calendar year, no incentive compensation is provided to any executive for any year in which we do not pay dividends per share of common stock at least equal to the dividends per share paid in the preceding year. Thus, if the dividend had been reduced in 2008 compared to 2007, no annual incentive compensation awards would have been payable in 2009 with respect to 2008 performance and no grants of stock options, dividend equivalents or performance-based restricted stock awards would be made in 2009. This restriction did not apply with respect to 2008 because dividends paid in 2008 on each share of our common stock were equal to those paid in 2007.

Change in Control

        We maintain a Change In Control Severance Pay Plan that covers executive officers as well as our other key employees who are not executive officers. The purpose of the plan is to assure continuity in leadership, continued focus, and dedication to customer and shareholder interests during and immediately after a change in control by mitigating the personal concerns that may confront a participant as a result of such an event. The plan provides severance pay benefits upon termination of employment after a change in control. This requirement of a "double-trigger" (i.e., the requirement that there be a change in control and a termination of employment) was instituted to balance the interests of the executive, Empire and our shareholders. There are several conditions that could constitute a change in control, but primarily, a change in control occurs if a merger or consolidation with, or sale to, another corporation or entity is consummated. The Change In Control Severance Pay Plan is discussed more fully under the section entitled "Potential Payments upon Termination and Change in Control."

        We have not entered into any form of employment agreements with any executive officer other than agreements under the Change In Control Severance Pay Plan.

Other Benefits

        Executive officers participate in the same Retirement Plan that covers substantially all our other employees. This plan is a noncontributory, trusteed pension plan designed to meet the requirements of Section 401(a) of the Internal Revenue Code. Normal retirement is at age 65, with early retirement permitted under certain conditions. We also maintain a Supplemental Executive Retirement Plan which covers the executive officers who participate in the Retirement Plan. This supplemental plan is intended to provide benefits which, except for the applicable limits of Section 415 and Section 401(a)(17) of the Internal Revenue Code, would have been payable under the Retirement Plan. The supplemental plan is not qualified under the Internal Revenue Code and benefits payable under the plan are paid out of our general funds.

        The Company's charter and bylaws contain provisions permitted by the Kansas General Corporation Code which, in general terms, provide that officers and directors will be indemnified by the Company for all losses that may be incurred by them in connection with any claim or legal action in which they may become involved by reason of their service as an officer or director of the Company, if they meet certain specified conditions, and provide for the advancement by the Company to the officers and directors of expenses incurred by them in defending suits arising out of their service as an officer or director. The Board has authorized the Company to enter into indemnity agreements with officers and directors that provide for similar indemnification and advancement of expenses. The officers and directors are also covered by insurance indemnifying them against certain liabilities which might be incurred by them in their capacities as officers and directors. The premiums for this insurance are paid by the Company.

        With the exception of certain plans specifically referenced in this discussion, the executive officers participate in the same health and welfare plans and under the same plan provisions available to all our other employees.

Compensation Committee Report

        The Committee has reviewed and discussed the Compensation Discussion and Analysis (which is set forth above) with management. Based on this review and discussions, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

D. Randy Laney, Chairman
Kenneth R. Allen
Bill D. Helton
Julio S. Leon
Mary M. Posner

Summary Compensation Table

        Set forth below is summary compensation information for each person who was (1) at any time during 2008 our Chief Executive Officer or Chief Financial Officer and (2) at December 31, 2008, one of our three most highly compensated executive officers, other than the Chief Executive Officer and the Chief Financial Officer (collectively, the "Named Executive Officers").

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards (1)(2) ($) (e)	Option Awards (1)(3) ($) (f)	Non-Equity Incentive Plan Compensation (4) ($) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (5) ($) (h)	All Other Compensation (6)(7) ($) (i)	Total ($) (j)
William L. Gipson,	2008	315,000	0	191,433	(86,424)	209,627	289,244	9,391	928,271
President and Chief	2007	315,000	5,000	239,075	65,647	155,626	135,662	9,896	925,906
Executive Officer	2006	300,000	0	86,269	89,541	97,545	177,943	8,608	759,906
Gregory A. Knapp,	2008	160,000	0	43,613	(20,352)	83,438	142,122	6,398	415,219
Vice President—Finance and	2007	154,500	2,500	44,209	14,994	60,387	63,112	8,420	348,122
Chief Financial Officer	2006	147,000	1,000	12,686	22,653	25,717	44,117	3,881	257,054
Bradley P. Beecher,	2008	215,000	0	56,629	(13,399)	75,938	52,144	10,876	397,188
Vice President and Chief	2007	208,000	0	53,700	13,737	54,851	15,047	7,162	352,497
Operating Officer—Electric	2006	166,668	0	13,827	13,897	33,062	22,218	5,418	255,090
Ronald F. Gatz,	2008	153,000	0	41,865	(36,215)	71,427	41,813	6,156	278,046
Vice President and Chief	2007	151,000	0	41,990	14,518	34,355	23,056	6,082	271,001
Operating Officer—Gas	2006	137,083	0	12,616	20,916	25,005	25,792	9,476	230,888
Michael E. Palmer,	2008	166,000	0	45,861	(12,997)	66,156	77,845	9,254	352,119
Vice President—Commercial	2007	162,000	0	47,295	12,108	44,113	22,720	6,615	294,851
Operations	2006	155,500	750	13,650	13,559	17,496	38,582	22,969	262,506

(1)
As of December 31, 2008, our performance-based restricted stock awards, stock options and their related dividend equivalents have been revalued as liability awards, in accordance with fair value guidelines. Because we allow the officers to elect to have taxes in excess of the minimum statutory requirements withheld from their awards, the awards are classified as liability instruments under FAS 123(R) "Shares Based Payment" issued by the Financial Accounting Standards Board ("FAS 123(R)"). Awards treated as liability instruments are revalued each period until settled, and cost is accrued over the requisite service period and adjusted to fair value at each quarter until settlement or expiration of the award. A discussion of the assumptions used to value these awards can be found under Note 5 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2008 (the "2008 10-K").

(2)
Represents the amount recorded as compensation expense in our income statement for the applicable year in accordance with FAS 123(R) relating to awards of performance-based restricted stock and dividend equivalents. During 2008 adjustments were made to stock awards expense to reflect the adoption of the change described above in Note 1 and the change in fair value of the awards. Includes amounts relating to performance-based restricted stock awarded to Messrs. Gipson, Knapp, Beecher, Gatz and Palmer of $105,184, $24,686, $32,290, $23,679, and $26,067, respectively, for 2008; $172,296, $31,111, $37,482, $29,478, and $33,534, respectively, for 2007; and $44,057, $6,521, $7,128, $5,914 and $7,129, respectively, for 2006. Also includes amounts relating to dividend equivalents awarded to Messrs. Gipson, Knapp, Beecher, Gatz and Palmer of $86,249, $18,927, $24,339, $18,186, and $19,794, respectively, for 2008; $66,779, $13,098, $16,219, $12,512, and $13,762, respectively, for 2007; and $42,212, $6,165, $6,699, $6,702 and $6,521, respectively, for 2006.

(3)
Represents the amount recorded as compensation expense in our income statement for the applicable year in accordance with FAS 123(R) relating to awards of options to purchase common stock. During 2008, adjustments were made to option awards expense to reflect the adoption of the change described above and the change in fair value of the awards.

(4)
Represents cash awards under our Executive Officer Annual Incentive Plan. At the request of each of the Named Executive Officers, the 2008 awards were paid in the form of Empire common stock rather than cash.

(5)
Represents the difference between the actuarial present value of each Named Executive Officer's accumulated benefit under all defined benefit plans at December 31 of the applicable year and the actuarial present value of each Named Executive Officer's accumulated benefit under all defined benefit plans at December 31 of the preceding year.

  Messrs. Gipson, Knapp, Beecher, Gatz and Palmer participate in The Empire District Electric Company Employees' Retirement Plan ("Retirement Plan"). Messrs. Gipson, Knapp, Beecher and Palmer also participate in The Empire District Electric Company Supplemental Executive Retirement Plan ("SERP"). The amount of change in the pension value for Messrs. Gipson, Knapp, Beecher, Gatz and Palmer attributable to the Retirement Plan is $77,408, $132,670, $38,838, $41,813, and $75,476, respectively, for 2008; $5,833, $63,112, $7,709, $23,056, and $22,720, respectively, for 2007; and $20,307, $44,117, $21,502, $25,792, and $38,582, respectively, for 2006. The amount of the change in pension value for Messrs. Gipson, Knapp, Beecher and Palmer attributable to the SERP is $211,836, $9,451 $13,306 and $2,369, respectively, for 2008. The amount of the change in pension value for Messrs. Gipson and Beecher attributable to the SERP is $129,829 and $7,337, respectively, for 2007; and $157,636 and $716, respectively, for 2006. None of the Named Executive Officers participated in a non-qualified deferred compensation arrangement.

(6)
Includes matching contributions under our 401(k) Retirement Plan in the amounts of $7,238, $4,796, $6,445, $4,589 and $4,977 for 2008; $7,750, $4,631, $6,235, $4,527, and $4,856 for 2007; and $7,500, $3,237, $4,971, $4,104 and $4,661 for 2006 for Messrs. Gipson, Knapp, Beecher, Gatz and Palmer, respectively. Also includes our payment of term life insurance premiums on behalf of Messrs. Gipson, Knapp, Beecher, Gatz and Palmer in the amounts of $2,153, $1,602, $955, $1,568, and $1,794, respectively, for 2008; $2,146, $1,571, $927, $1,556, and $1,759, respectively, for 2007; and $819, $528, $447, $1,537 and $948, respectively, for 2006.

(7)
Mr. Beecher's and Mr. Palmer's Other Compensation for 2008 includes the provision of a medical examination (and a related tax "gross-up" of $3,476 and $2,483, respectively). Perquisites are valued at actual cost to Empire. Perquisites and other personal benefits for 2008 for Named Executive Officers other than Messrs. Beecher and Palmer were not included in the Summary Compensation Table because the aggregate value, based upon actual cost to Empire of the perquisites, did not exceed $10,000.

Grants of Plan-Based Awards

        The following table shows information about plan-based awards granted during fiscal 2008 to the Named Executive Officers.

								All Other Stock Awards: Number of Shares of Stock or Units (3) (#) (i)	All Other Option Awards: Number of Securities Underlying Options (4) (#) (j)
										Exercise or Base Price of Option Awards (5) ($/Sh) (k)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)						Grant Date Fair Value of Stock and Option Awards ($) (l)
Name (a)	Grant Date (b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)
W.L. Gipson	01/30/2008	86,625	173,250	346,500							N/A
	01/30/2008				4,050	8,100	16,200				194,724
	01/30/2008							3,855			78,540
	01/30/2008								22,000	21.915	53,240
G.A. Knapp	01/30/2008	28,000	56,000	112,000							N/A
	01/30/2008				1,050	2,100	4,200				50,484
	01/30/2008							981			19,992
	01/30/2008								5,600	21.915	13,552
B.P. Beecher	01/30/2008	37,625	75,250	150,500							N/A
	01/30/2008				1,400	2,800	5,600				67,312
	01/30/2008							1,314			26,775
	01/30/2008								7,500	21.915	18,150
R.F. Gatz	01/30/2008	26,775	53,550	107,100							N/A
	01/30/2008				1,000	2,000	4,000				48,080
	01/30/2008							946			19,278
	01/30/2008								5,400	21.915	13,068
M.E. Palmer	01/30/2008	29,050	58,100	116,200							N/A
	01/30/2008				1,100	2,200	4,400				52,888
	01/30/2008							1,016			20,706
	01/30/2008								5,800	21.915	14,036

(1)
Represents cash awards under our Executive Officer Annual Incentive Plan. At the request of each of the Named Executive Officers, the 2008 awards were paid in the form of Empire common stock rather than cash.

(2)
Represents awards of performance-based restricted stock.

(3)
Represents awards of dividend equivalents.

(4)
Represents awards of options to purchase common stock.

(5)
Represents the average of the high and low stock trading prices on the day of the award.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

  Annual Cash Incentives

        Grants of awards under our Executive Officer Annual Incentive Plan are disclosed in the Grants of Plan-Based Awards Table in the year they are granted. The value of the award is disclosed in the Summary Compensation Table in the year when the performance criteria under the plan are satisfied and the compensation earned. For example, the amount set forth in the Summary Compensation Table for 2008 represents the award made in the beginning of 2008 and paid in early 2009 based on the performance during 2008. At the request of each of the Named Executive Officers, the 2008 awards were paid in the form of Empire common stock rather than cash.

  Performance-Based Restricted Stock

        Grants of awards of performance-based restricted stock and the full grant date fair value (determined in accordance with FAS 123(R)) of such awards are disclosed in the Grants of Plan-Based Awards Table in the year they are granted. The amount recorded as compensation expense in our income statement in accordance with FAS 123(R) relating to any such awards is disclosed in the Summary Compensation Table in the year when the compensation expense is recorded. The performance-based restricted share awards underlying the Stock Awards compensation expense in the Summary Compensation Table for each executive officer are as follows:

	2006 Award	2007 Award	2008 Award
W.L. Gipson	7,200	7,000	8,100
G.A. Knapp	1,100	1,700	2,100
B.P. Beecher	1,200	2,300	2,800
R.F. Gatz	1,000	1,700	2,000
M.E. Palmer	1,200	1,800	2,200

  Stock Options

        Grants of awards of options to purchase stock and the full grant date fair value (determined in accordance with FAS 123(R)) of such awards are disclosed in the Grants of Plan-Based Awards Table in the year they are granted. The amount recorded as compensation expense in our income statement in accordance with FAS 123(R) relating to any such awards is disclosed in the Summary Compensation Table in the year when the compensation expense is recorded. The stock option awards underlying the Option Awards compensation expense in the Summary Compensation Table for each executive officer are as follows:

	2006 Award	2007 Award	2008 Award
W.L. Gipson	22,400	25,400	22,000
G.A. Knapp	3,300	6,300	5,600
B.P. Beecher	3,600	8,400	7,500
R.F. Gatz	3,100	6,100	5,400
M.E. Palmer	3,500	6,600	5,800

  Dividend Equivalents

        Grants of awards of dividend equivalents and the full grant date fair value (determined in accordance with FAS 123(R)) of such awards are disclosed in the Grants of Plan-Based Awards Table in the year they are granted. The amount recorded as compensation expense in our income statement in accordance with FAS 123(R) relating to any such awards is disclosed in the Summary Compensation Table in the year when the compensation expense is recorded. The number of shares in column (i) of the Grants of Plan-Based Awards Table represents the number of shares obtained by assuming the current annual dividend rate for the three-year vesting period.

Outstanding Equity Awards at Fiscal Year-End

        The following table provides information with respect to the common stock that may be issued upon the exercise of options and other awards under our existing equity compensation plans as of December 31, 2008.

	Option Awards					Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable(1) (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2) (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(3)(4) (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(5) ($) (j)
W.L. Gipson	22,800	0		22.77	02/02/2015			22,300	392,480
	0	22,400		22.23	02/01/2016			10,181	179,200
	0	25,400		23.805	01/31/2017
	0	22,000		21.915	01/30/2018
G.A. Knapp	3,300	0		22.77	02/02/2015			4,900	86,240
	0	3,300		22.23	02/01/2016			2,043	35,968
	0	6,300		23.805	01/31/2017
	0	5,600		21.915	01/30/2018
B.P. Beecher	3,500	0		22.77	02/02/2015			6,300	110,880
	0	3,600		22.23	02/01/2016			2,552	44,928
	0	8,400		23.805	01/31/2017
	0	7,500		21.915	01/30/2018
R.F. Gatz	4,200	0		21.79	01/28/2014			4,700	82,720
	3,000	0		22.77	02/02/2015			1,956	34,432
	0	3,100		22.23	02/01/2016
	0	6,100		23.805	01/31/2017
	0	5,400		21.915	01/30/2018
M.E. Palmer	3,400	0		22.77	02/02/2015			5,200	91,520
	0	3,500		22.23	02/01/2016			2,145	37,760
	0	6,600		23.805	01/31/2017
	0	5,800		21.915	01/30/2018

(1)
The vesting date for the exercisable options is (a) January 28, 2007 in the case of options with an expiration date of January 28, 2014 and (b) February 2, 2008, in the case of options with an expiration date of February 2, 2015.

(2)
The vesting date for the unexercisable options is: (a) February 1, 2009, in the case of options with an expiration date of February 1, 2016, (b) January 31, 2010, in the case of options with an expiration date of January 31, 2017 and (c) January 30, 2011, in the case of options with an expiration date of January 30, 2018.

(3)
The first number in column (i) represents the total number of shares attainable at the target level of performance for the 2006, 2007 and 2008 grants of performance-based restricted stock.

(4)
The second number in column (i) represents the number of shares attainable at fiscal year-end 2008 through the dividend equivalents awarded with the 2006, 2007 and 2008 option grants. The number of shares is derived by dividing the accumulated value of the dividend equivalents by the closing price of our common stock at year-end.

(5)
The first number represents the value, based on the stock price at December 31, 2008, of the performance-based restricted stock listed in column (i) and the second number represents the value of the shares listed in column (i) attainable through dividend equivalents awarded with the 2006, 2007 and 2008 option grants.

Option Exercises and Stock Vested

        The following table provides information with respect to the number and value of shares acquired during 2008 from the exercise of vested stock options, dividend equivalents and the vesting of performance-based stock awards.

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting(1) (#) (d)	Value Realized on Vesting ($) (e)
W.L. Gipson	0	0	7,860	173,705
G.A. Knapp	0	0	1,130	24,974
B.P. Beecher	0	0	1,221	26,981
R.F. Gatz	0	0	1,022	22,588
M.E. Palmer	0	0	1,203	26,580

    (1)
    Represents the vesting of the following awards granted in 2005: performance-based restricted stock and dividend equivalents.

Pension Benefits

        We maintain The Empire District Electric Company Employees' Retirement Plan ("Retirement Plan") covering substantially all of our employees. The Retirement Plan is a noncontributory, trusteed pension plan designed to meet the requirements of Section 401(a) of the Internal Revenue Code. Each covered employee is eligible for retirement at normal retirement date (age 65), with early retirement permitted under certain conditions. We also maintain The Empire District Electric Company Supplemental Executive Retirement Plan ("SERP") which covers our officers who are participants in the Retirement Plan. We desire to provide a retirement benefit to our executive officers that is proportional, with respect to percentage of final average annual earnings, to the retirement benefit available to all other eligible employees. However the amount of average annual earnings that can be used to calculate retirement benefits under the Retirement Plan is restricted by Internal Revenue Code limitations. As explained below, the SERP is designed to restore retirement benefits an executive officer would otherwise lose due to such limitations. The SERP is not qualified under the Internal Revenue Code and benefits payable under the plan are paid out of our general funds.

        The following table sets forth, with respect to each Named Executive Officer, the actuarial present value at December 31, 2008 of accumulated benefits under the Retirement Plan and the SERP, the number of years of credited service and the payments made under such plans during 2008.

Name (a)	Plan Name (b)	Number of Years Credited Service (#) (c)	Present Value of Accumulated Benefit(1) ($) (d)	Payments During Last Fiscal Year ($) (e)
W.L. Gipson	The Empire District Electric Company Employee's Retirement Plan	27.8	429,717	0
	The Empire District Electric Company Supplemental Executive Retirement Plan	27.8	762,635	0
G.A. Knapp	The Empire District Electric Company Employee's Retirement Plan	29	564,728	0
	The Empire District Electric Company Supplemental Executive Retirement Plan	29	9,451	0
B.P. Beecher	The Empire District Electric Company Employee's Retirement Plan	19.2	164,520	0
	The Empire District Electric Company Supplemental Executive Retirement Plan	19.2	21,359	0
R.F. Gatz	The Empire District Electric Company Employee's Retirement Plan	7.8	146,404	0
	The Empire District Electric Company Supplemental Executive Retirement Plan	7.8	N/A	0
M.E. Palmer	The Empire District Electric Company Employee's Retirement Plan	22.6	322,465	0
	The Empire District Electric Company Supplemental Executive Retirement Plan	22.6	2,369	0

(1)
Value represents Actuarial Present Value of age 65 monthly benefit. Assumed discount rate of 6.30%, no pre-retirement mortality or decrements, no collar adjustment and post-retirement mortality tables for males and females (projected on a static basis) required by the Pension Protection Act of 2006 and published by the Internal Revenue Service for funding valuations in 2009.

        Normal retirement under the Retirement Plan is age 65, or, for individuals hired after December 31, 1996 and within 5 years of their 65th birthday, normal retirement will be the 5th anniversary of their hire date. Retirement benefits are calculated based on credited service (Effective January 1, 2008, a year of credited service is equal to a plan year after age 18 in which the employee completes 2,080 hours of service. Prior to January 1, 2008, the credited service age limit was age 21.), average annual earnings, and Social Security covered compensation. The formula used to determine normal retirement benefits during 2008 was as follows:

  •
  1.2625% of average annual earnings up to Social Security covered compensation times years of credited service up to 35 years, plus

  •
  1.64125% of average annual earnings in excess of Social Security covered compensation times years of credited service up to 35 years, plus

  •
  1.64125% of average annual earnings times years of credited service in excess of 35 years up to a maximum of 5 additional years of covered service.

        Earnings include base salary, cash incentive amounts, the value of performance-based restricted stock on the award date, and dividend equivalents. Average annual earnings is the average of annual earnings over the five consecutive years within the ten-year period prior to termination of employment which produces the highest average. Early retirement is available at age 55 with 5 years of eligibility service (any plan year after age 21). The benefit is calculated in the same manner as the normal retirement benefit before applying early retirement reduction factors which reduce the normal retirement benefit by a certain percentage. For instance, the normal retirement benefit is reduced by 25% if an employee elects to retire at age 55. If an employee terminates employment after completing five years of vesting service (a plan year after age 18 in which the employee completes 1,000 hours of service), such employee is entitled to a benefit beginning at age 65. The benefit is calculated in the same manner as the normal retirement benefit. Forms of benefits include life only, and 25%, 33 1/3%, or 66 2/3% joint and survivor ("J&S") benefits. Election of the J&S benefit (only available to married participants) has the effect of reducing the employee's benefit. The reduction is dependent on the employee's age, the spouse's age, and the J&S benefit percentage elected.

        Executive officers whose accrued benefit under the Retirement Plan is reduced by the limits set forth in Section 401 or Section 415 of the Internal Revenue Code, or whose anticipated earnings for any year exceed $120,000, become a participant in the SERP. Generally, benefits payable under the SERP equal the difference between the benefit calculated under the Retirement Plan without regard to Internal Revenue Code limitations, and the benefit calculated under the Retirement Plan as limited by the Internal Revenue Code. Actuarial equivalencies are determined in accordance with the actuarial assumptions set forth in the Retirement Plan.

        Mr. Knapp and Mr. Gatz are eligible for early retirement under the terms of both plans. Mr. Knapp is also eligible for benefits payable under the SERP. The present value of Mr. Knapp's and Mr. Gatz's early retirement benefit under the Retirement Plan, assuming retirement at December 31, 2008, is $457,430 and $122,979, respectively. The present value of Mr. Knapp's early retirement benefit under the SERP, assuming retirement at December 31, 2008, is $7,655. These amounts are not included in the table above.

Potential Payments upon Termination and Change in Control

        The Board of Directors adopted a Change In Control Severance Pay Plan in 1991, amended most recently in 2001, that covers our executive officers as well as our other key employees who are not executive officers. The plan provides severance pay benefits upon involuntary or voluntary termination of employment after a Change In Control.

Change In Control

        A Change In Control will be deemed to have occurred if:

  1.
  A merger or consolidation of Empire with any other corporation is consummated, other than a merger or consolidation which would result in our voting securities held by such shareholders outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by converting into voting securities of the surviving entity) more than 75% of the voting securities of Empire or such surviving entity outstanding immediately after such merger or consolidation;

  2.
  A sale, exchange or other disposition of all or substantially all the assets of Empire for the securities of another entity, cash or other property is consummated;

  3.
  Empire shareholders approve a plan of liquidation or dissolution of Empire;

  4.
  Any person, other than a trustee or other fiduciary holding securities under an employee benefit plan of Empire or other than a corporation owned directly or indirectly by the shareholders of Empire in substantially the same proportions as their ownership of voting securities of Empire, is or becomes the beneficial owner, directly or indirectly, of voting securities of Empire representing at least 25% of the total voting power represented by such securities then outstanding; or

  5.
  Individuals who on January 1, 2001 constituted the Empire Board of Directors and any new director whose election by the Empire Board of Directors or nomination for election by Empire's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors on January 1, 2001 or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof.

Involuntary Termination

        An involuntary termination is deemed to occur if (1) we terminate the employment of the executive officer or key employee within two years after a Change In Control other than for certain reasons (such as specified acts of willful misconduct, felony convictions or failure to perform duties) or (2) the executive officer or key employee terminates the employment within two years after a Change In Control and within 180 days after a material reduction or change in responsibilities or authority, reassignment to another geographic location, or a reduction in base salary or incentive compensation or other benefits. Should an involuntary termination occur, an executive officer would be eligible for a payment equal to 36 months of compensation. This compensation includes the executive officer's current annual base salary plus the average of annual incentive compensation paid to the executive in the three years prior to the calendar year of the involuntary termination. Payments pursuant to an involuntary termination of employment are made in the form of a lump sum within 30 days following termination.

Voluntary Termination

        A voluntary termination is deemed to occur if the executive officer or key employee elects to terminate his or her employment between the first anniversary date of a Change In Control and the date that is 18 months after the Change In Control. In the case of a voluntary termination, the executive officer or key employee would be eligible for the same compensation as if it were a involuntary termination, except that the amount of compensation would be payable in monthly installments equivalent to the period corresponding to the multiple used to calculate the severance benefit (e.g., 36 months in the case of an executive officer) rather than in a lump sum.

        Estimated lump-sum severance payments and benefits payable to named executive officers in the event of a Change In Control based on involuntary termination are as follows:

Name	Severance Benefit ($)	Annual Incentive Bonus ($)	Stock Options ($)	Dividend Equivalents ($)	Performance- Based Restricted Stock ($)	Benefits Continuation ($)	Excise Tax and Related Gross-Up ($)	Retirement Enhancement ($)	Total Severance Benefit ($)
W. L. Gipson	1,316,137	209,627	0	179,200	129,653	35,936	673,445	377,472	2,921,470
G.A. Knapp	598,157	83,438	0	35,968	32,267	19,232	387,533	281,828	1,438,423
B.P. Beecher	765,330	75,938	0	44,928	43,413	35,244	385,282	113,418	1,463,553
R.F. Gatz	548,971	71,427	0	34,432	31,680	19,232	290,404	135,476	1,131,622
M.E. Palmer	587,031	66,156	0	37,760	34,027	35,936	302,166	123,096	1,186,172

        The amounts in the above table assume that the Change In Control and the involuntary termination occurred on December 31, 2008, and the price of our common stock was the closing market price on December 31, 2008.

        Executive officers or key employees are eligible for continuation (under similar cost sharing arrangements as immediately prior to a Change In Control) of benefits and service credit for benefits they would have received had they remained an employee of Empire (in the case of involuntary termination of an executive officer, a period of 36 months or, in the case of a voluntary termination, for the period during which the executive officer is entitled to receive the other severance benefits). Benefits include medical, life and accidental death and dismemberment insurance. Executive officers or key employees accumulate additional service credit as a result of a Change In Control equal to the period corresponding to the multiple used to calculate the severance benefit (e.g., 36 months in the case of an executive officer). Such executive officers or key employees are eligible to receive an enhanced retirement benefit equal to the difference between the retirement benefit they would receive (including Retirement Plan and SERP benefits) had they not received additional service credit and the retirement benefit they would receive when such additional service credit is included.

        All stock options granted become immediately exercisable in full and all performance-based restricted stock granted becomes immediately payable in full upon an involuntary or voluntary termination following a Change In Control. If any payments to qualifying individuals are subject to the excise tax on "excess parachute payments" under Section 4999 of the Internal Revenue Code, such qualifying individual(s) will receive an additional gross-up amount designed to place them in the same after-tax position as if the excise tax had not been imposed.

        In order to receive severance benefit payments outlined above, an executive officer is not required to satisfy any additional condition or obligation, except that in the event of a voluntary termination, payments and benefits cease in the event the executive officer or key employee becomes otherwise employed.

Director Compensation

        Our non-employee Directors received the following aggregate amounts of compensation during the year ended December 31, 2008.

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($)(1) (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (f)	All Other Compensation ($)(2) (g)	Total ($) (h)
K.R. Allen(3)	50,000	35,000	0	0	0	7,206	92,206
R.C. Hartley	48,500	35,000	0	0	0	28,932	112,432
B.D. Helton(4)	40,000	35,000	0	0	0	8,663	83,663
D.R. Laney	63,667	35,000	0	0	0	10,366	109,033
J.S. Leon	47,000	35,000	0	0	0	13,287	95,287
M.W. McKinney	91,000	35,000	0	0	0	5,748	131,748
B.T. Mueller	51,000	35,000	0	0	0	10,956	96,956
M.M. Posner	53,500	35,000	0	0	0	23,376	111,876
A.T. Thoms(5)		35,000	0	0	44,000	20,094	99,094

(1)
Represents the annual award accrued to each Director under the Stock Unit Plan for Directors.

(2)
Represents dividends paid on accrued phantom stock units earned under the Stock Unit Plan for Directors, interest paid on the deferred compensation of Mr. Thoms and interest on fees accumulated quarterly for Messrs. Allen and Helton.

(3)
Mr. Allen has elected to receive 70% of his Director compensation in Empire common stock under the 2006 Stock Incentive Plan. $35,000 of the amount listed in column (b) was paid in the form of common stock. He receives prime rate interest on his earned fees until the shares of common stock are issued quarterly. He earned $320 in interest in 2008 which is included in column (g).

(4)
Mr. Helton has elected to receive 100% of his Director compensation in Empire common stock under the 2006 Stock Incentive Plan. The entire amount of $40,000 listed in column (b) was paid in the form of common stock. He receives prime rate interest on his earned fees until the shares of common stock are issued quarterly. He earned $384 in interest in 2008 which is included in column (g).

(5)
Mr. Thoms elected to defer his 2008 compensation until his retirement from the Board under the Deferred Compensation Plan for Directors. The amount in column (f) represents his deferred compensation for 2008. He earned $11,405 in interest on his 2008 and prior year's deferred compensation during 2008 which is included in column (g).

        An analysis of the fees and retainers earned by the non-employee Directors in 2008 is provided in the following table:

Name (a)	Annual Retainer ($) (b)	Chairman and Committee Chair Fees ($) (c)	Meeting and Committee Attendance Fees ($) (d)	Annual Award of Stock Units ($) (e)	All Other Compensation ($) (f)	Total ($) (g)
K.R. Allen	25,000	0	25,000	35,000	7,206	92,206
R.C. Hartley	25,000	5,000	18,500	35,000	28,932	112,432
B.D. Helton	25,000	0	15,000	35,000	8,663	83,663
D.R. Laney	25,000	21,667	17,000	35,000	10,366	109,033
J.S. Leon	25,000	5,000	17,000	35,000	13,287	95,287
M.W. McKinney	25,000	55,000	11,000	35,000	5,748	131,748
B.T. Mueller	25,000	0	26,000	35,000	10,956	96,956
M.M. Posner	25,000	7,500	21,000	35,000	23,376	111,876
A.T. Thoms	25,000	0	19,000	35,000	20,094	99,094

Narrative to Director Compensation Table

        Prior to January 1, 2009, each Director who was not an officer or full-time employee of Empire was paid a monthly retainer for his or her services as a Director at a rate of $25,000 per annum. In addition, a fee of $1,000 ($1,500 for the Audit Committee) was paid to each non-employee Director for each day the Directors meet and for each meeting of a Committee of the Board that the Director attends in person or by telephone. The Chairman of each Committee received an annual retainer of $5,000 ($7,500 for the Chairman of the Audit Committee), the Vice-Chairman of the Board received an annual retainer of $25,000 and the Chairman of the Board received an annual retainer of $50,000. One-twelfth of the annual retainer for the Committee Chairman, the Vice Chairman and the Chairman of the Board was paid each month that the Director served in that position.

        Effective January 1, 2009, the monthly retainer for Board service was raised to $50,000 per annum, and the meeting fees for board and committee meetings were eliminated. The annual retainer for the Chairman of the Audit Committee was increased to $10,000 and the annual retainer for the Chairman of the Board was increased to $80,000. No change was made to the annual retainer for the Vice-Chairman of the Board. Each non-employee Director will be paid a $1,000 per day fee in the event an individual Committee or the Board meets more than 10 times per year and a $1,000 per day stipend for outside training.

        Our 2006 Stock Incentive Plan permits our Directors to receive shares of common stock in lieu of all or a portion of any cash payment for services rendered as a Director. In addition, a Director may defer all or part of any compensation payable for his or her services under the terms of our Deferred Compensation Plan for Directors. Amounts so deferred are credited to an account for the benefit of the Director and accrue an interest equivalent at a rate equal to the prime rate. A Director is entitled to receive all amounts deferred in a number of annual installments following retirement, as elected by him or her.

        In addition to the cash retainer and fees for non-employee Directors, we maintain a Stock Unit Plan for non-employee Directors, which we refer to as the Stock Unit Plan, to provide Directors the opportunity to accumulate compensation in the form of common stock units. When implemented in 1998, the Stock Unit Plan provided Directors the opportunity to convert cash retirement benefits earned under our prior cash retirement plan for Directors into common stock units. All eligible Directors who had benefits under the prior cash retirement plan converted their cash retirement benefits to common stock units. Each common stock unit earns dividends in the form of common stock units and can be redeemed for one share of common stock upon retirement or death of the Director, or on a date elected in advance by the Director with respect to awards made on or after January 1, 2006. The number of units granted annually is calculated by dividing the annual contribution rate, which is either the annual retainer fee or such other amount as is established by the Compensation Committee of the Board of Directors, by the fair-market value of our common stock on January 1 of the year the units are granted. The annual contribution rate for 2008 was $35,000 and was increased to $40,000 effective January 1, 2009. Common stock unit dividends are computed based on the fair market value of our common stock on the dividend's record date. During 2008, 3,484 units were converted to common stock by retired Directors, 13,774 units were granted for services provided in 2008 (based on an annual contribution rate of $35,000), and 7,205 units were granted pursuant to the provisions of the plan providing for the reinvestment of dividends on stock units in additional stock units.

        In accordance with Empire's Corporate Governance Guidelines, Empire encourages Directors to attend education programs relating to the responsibilities of directors of public companies. The expenses for the Directors to attend these courses are paid by Empire. Empire reimburses Directors for expenses incurred in connection with their position as a Director including the reimbursement of expenses for transportation. Empire maintains $250,000 of business travel accident insurance for non-employee Directors while traveling on Empire business.

5. TRANSACTIONS WITH RELATED PERSONS

Transactions with Related Persons

        There were no reportable transactions with related persons during 2008.

Review, Approval or Ratification of Transactions with Related Persons

        Our Nominating/Corporate Governance Committee has adopted a written Policy and Procedures with Respect to Related Person Transactions (the "Policy"). The Policy is available on our website at www.empiredistrict.com. The Policy provides that any proposed Related Person Transaction be submitted to the Nominating/Corporate Governance Committee for consideration. In determining whether or not to approve the transaction, the Policy provides that the Committee shall consider all of the relevant facts and circumstances available to the Committee, including (if applicable) but not limited to: the benefits to us; the impact on a Director's independence; the availability of other sources for comparable products or services; the terms of the transaction; and the terms available to unrelated third parties or to employees generally. The Policy provides that the Committee will approve only those Related Person Transactions that are in, or are not inconsistent with, the best interests of Empire and its stockholders, as the Committee determines in good faith.

        For purposes of the Policy, a "Related Person Transaction" is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which Empire (including any of its subsidiaries) was, is or will be a participant and the amount involved exceeds $25,000, and in which any Related Person had, has or will have a direct or indirect material interest.

        For purposes of the Policy, a "Related Person" means:

  1.
  any person who is, or at any time since the beginning of our last fiscal year was, a Director or executive officer or a nominee to become a Director of Empire;

  2.
  any person who is known to be the beneficial owner of more than 5% of any class of our voting securities; and

  3.
  any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the Director, executive officer, nominee or more than 5% beneficial owner, and any person (other than a tenant or employee) sharing the household of such Director, executive officer, nominee or more than 5% beneficial owner.

        The policy specifically provides that transactions involving the rendering of services by us (in our capacity as a public utility) to a Related Person at rates or charges fixed in conformity with law or governmental authority will not be considered Related Person Transactions.

6. OTHER MATTERS

Audit Committee Report

        The Audit Committee reviews Empire's financial reporting process on behalf of the Board of Directors. In fulfilling its responsibilities, the Committee has reviewed and discussed the audited financial statements to be included in the 2008 Annual Report on Form 10-K with Empire's management and the Independent Registered Public Accounting Firm ("Independent Auditors"). Management is responsible for the financial statements and the reporting process, as well as maintaining effective internal control over financial reporting and assessing such effectiveness. The Independent Auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, as well as expressing an opinion on whether Empire maintained effective internal control over financial reporting.

        The Audit Committee has discussed with the Independent Auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the Audit Committee has received the written disclosures and the letter from the Independent Auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the Independent Auditors' communications with the Audit Committee concerning independence, and has discussed with the Independent Auditors, the auditor's independence. The Audit Committee has considered whether the services provided by the Independent Auditors in 2008, described in this proxy statement, are compatible with maintaining the auditor's independence and has concluded that the auditor's independence has not been impaired by its engagement to perform these services.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Empire's Annual Report on Form 10-K for the year ended December 31, 2008, for filing with the Securities and Exchange Commission.

Mary M. Posner, Chairman
Kenneth R. Allen
Ross C. Hartley
B. Thomas Mueller

Fees Billed by Our Independent Registered Public Accounting Firm During Each of the Fiscal Years Ended December 31, 2008 and December 31, 2007

        Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting for the purpose of answering questions which any stockholder may wish to ask, and such representatives will have an opportunity to make a statement at the meeting.

Audit Fees

        The aggregate fees billed by our Independent Auditors for professional services rendered in connection with the audit of our financial statements included in our 2008 Annual Report on Form 10-K, the audit of our internal control over financial reporting, the review of our interim financial statements included in our Quarterly Reports on Form 10-Q, as well as services provided in connection with certain equity and debt offerings of the Company, totaled $679,180 for the year ended December 31, 2008, as compared to $780,650 for the year ended December 31, 2007.

Audit-Related Fees

        There were no fees billed by our Independent Auditors for audit-related services during each of the fiscal years ended December 31, 2008 and 2007.

Tax Fees

        There were no fees billed by our Independent Auditors for tax services during each of the years ended December 31, 2008 and 2007.

All Other Fees

        The aggregate fees billed by our Independent Auditors for other services during each of the years ended December 31, 2008 and 2007 totaled $1,500 per year related to our use of an Internet-based accounting research tool provided by PwC.

Audit Committee Pre-Approval Policies and Procedures

        All auditing services and non-audit services provided to us by our Independent Auditors must be pre-approved by the Audit Committee (other than the de minimis exceptions provided by the Exchange Act). All of the Audit, Audit-Related, Tax Fees and All Other Fees shown above for 2008 and 2007 satisfied these Audit Committee procedures.

Communications with the Board of Directors

        The Board of Directors provides a process for interested parties (including security holders) to send communications to the Board, including those communications intended for non-management Directors. These procedures may be found on our website at www.empiredistrict.com.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our Directors and executive officers to file reports of changes in ownership of our equity securities with the SEC and the NYSE. SEC regulations require that Directors and executive officers furnish to us copies of all Section 16(a) forms they file. To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2008, all our executive officers and Directors complied with applicable Section 16(a) filing requirements.

Other Business

        At the date of this proxy statement, the Board of Directors has no knowledge of any business other than that described herein which will be presented for consideration at the meeting. In the event any other business is presented at the meeting, the persons named in the enclosed proxy will vote such proxy thereon in accordance with their judgment in the best interests of Empire and its stockholders.

7. STOCKHOLDER PROPOSALS FOR 2010 MEETING

        The 2010 Annual Meeting is tentatively scheduled to be held on April 29, 2010. Specific proposals of stockholders intended to be presented at that meeting (1) must comply with the requirements of the Exchange Act and the rules and regulations promulgated thereunder and our Articles of Incorporation, and (2) if intended to be included in our proxy materials for the 2010 Annual Meeting, must be received at Empire's principal office not later than November 6, 2009. If the date of the 2010 Annual Meeting is changed by more than 30 days from April 29, 2010, stockholders will be advised of such change and of the new date for submission of proposals.

8. HOUSEHOLDING

        The SEC has adopted amendments to its rules regarding delivery of proxy statements and annual reports to stockholders sharing the same address. We may satisfy these delivery rules by delivering a single proxy statement and annual report to an address shared by two or more of our stockholders. This delivery method is referred to as "householding" and can result in significant cost savings for us. In order to take advantage of this opportunity, we may have delivered only one proxy statement and annual report to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We undertake to deliver promptly, upon written or oral request, a separate copy of the proxy statement or annual report, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of a proxy statement or annual report, either now or in the future, send your request in writing to us at the following address: Investor Relations Department, The Empire District Electric Company, 602 S. Joplin Avenue, Joplin, Missouri 64801.

        If you are currently a stockholder sharing an address with another stockholder and wish to have your future proxy statements and annual reports householded (i.e., receive only one copy of each document for your household), please contact us at the above address.

9. ELECTRONIC PROXY VOTING

        Registered stockholders can vote their shares via (1) a toll-free telephone call from the U.S.; (2) the Internet; or (3) by mailing their signed proxy card. The telephone and Internet voting procedures are designed to authenticate stockholders' identities, to allow stockholders to vote their shares and to confirm that their instructions have been properly recorded. Specific instructions to be followed by any registered stockholder interested in voting via telephone or the Internet are set forth on the enclosed proxy card.

10. INTERNET AVAILABILITY OF PROXY MATERIALS

        This year, we are once again pleased to be using the new U.S. Securities and Exchange Commission rule that allows companies to furnish their proxy materials over the Internet. As a result, we are mailing to many of our stockholders a notice about the Internet availability of the proxy materials instead of a paper copy of the proxy materials. All stockholders receiving the notice will have the ability to access the proxy materials over the Internet. They may also request to receive a paper copy of the proxy materials by mail. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found on the notice.

        The proxy statement and 2008 Annual Report are available online at www.ematerials.com/ede. Please have the 3-digit company number, 11-digit control number and the last 4 digits of your Social Security Number or Tax Identification Number available in order to vote your proxy. The 3-digit company number and 11-digit control number are located in the box in the upper right hand corner on the front of the proxy card and the Important Notice Regarding the Availability of Proxy Materials.

 11. DIRECTIONS TO THE ANNUAL MEETING

        Directions to the Annual Meeting being held at the Memorial Hall, 212 W. 8th Street, Joplin, Missouri, are as follows:

  To Joplin from the West:  Take I-44 East until Exit 6 (MO-43 N., BUS I-44, Joplin, Racine). Turn left onto BUS I-44 (Main Street) and travel North 3.3 miles to 7th Street. Turn left on 7th Street for one block, then turn left on Joplin Avenue and the entrance to the Memorial Hall parking lot is on the right.

  To Joplin from the East:  Take I-44 West until Exit 15 (BUS I-44 W, MO-66 W, Cimmarron Road). Exit onto MO-66 (E 7th Street) and continue West for 8.3 miles. Turn left on Joplin Avenue and the entrance to the Memorial Hall parking lot is on the right.

  To Joplin from the North:  From MO-171, turn South on MO-43 (N Main Street Road) to 7th Street. Turn right on 7th Street for one block, then turn left on Joplin Avenue and the entrance to the Memorial Hall parking lot is on the right.

Dated: March 6, 2009

        IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO EITHER VOTE THE PROXY THROUGH THE INTERNET OR BY TELEPHONE OR SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE PROVIDED, TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. A STOCKHOLDER WHO PLANS TO ATTEND THE MEETING IN PERSON MAY WITHDRAW THE PROXY AND VOTE AT THE MEETING.

APPENDIX A

        Listed below are the names of the companies that participated in the national market survey compiled by the compensation consultant. The number of parent organizations participating in the survey was over 500.

7-Eleven
A.H. Belo—Dallas Morning News, The
AAI
Abercrombie & Fitch
Ace Hardware
ACE INA
ACUITY
Advance Auto Parts
AEGON
Aeropostale
AES
Aetna
AFC Enterprises
Ahold USA—Stop & Shop Supermarket
Air Liquide America
Air Products
AK Steel
Akzo Nobel—Functional Chemicals
Alex Lee
Alexander & Baldwin
Alliant Techsystems
Almatis
Alticor
Altria Group
Amcor—Amcor PET Packaging
American Crystal Sugar
American Eagle Outfitters
American Enterprise Group
American Institute of Graphic Arts
American National Insurance
Amerigroup
Amsted Industries—Consolidated Metco
Anaheim Public Utilities
Andersons, The
Anheuser-Busch
AnnTaylor Stores
Applebee's International
Aramark
ArcelorMittal
Arch Chemicals
Argonne National Laboratory
Arkansas Blue Cross and Blue Shield
ArvinMeritor
Ashland
Associated Materials
Assurant—Assurant Health
Atmos Energy
AutoZone
Avista
Baker Petrolite
Bank of Montreal—Harris Bancorp
BASF
Belk
Benihana
BEP Colorado Restaurants
Best Buy
Blockbuster
Blue Cross and Blue Shield of Alabama
Blue Cross and Blue Shield of Florida
Blue Cross and Blue Shield of Kansas
Blue Cross and Blue Shield of Kansas City, MO
Blue Cross and Blue Shield of Massachusetts
Blue Cross Blue Shield of South Carolina
Blue Shield of California
Bluestar Silicones
Bob Evans Farms
Boddie-Noell Enterprises
BoJangles' Restaurants
Bon-Ton Stores, The
Boston Beer
Boston Market
Briad Group
Brinker International
Brown-Forman
Buca
Buckman Laboratories
Buffalo Wild Wings
Buffet Partners
Buffets
Bunge
Burger King
Burlington Northern and Santa Fe Railway
C&S Wholesale Grocers
Cabot
Calgon Carbon
California Independent System Operator
Capital Metropolitan Transportation Authority
CareFirst Blue Cross Blue Shield
Caribou Coffee
Carlson Restaurants Worldwide
Carrols Restaurant Group
Carter's
Carus Chemical
Caterpillar
Cato
CBC Restaurant
CBRL Group
CDX Gas
CEC Entertainment
Centene
CenterPoint Energy
Champion Technologies
Checkers Drive-In Restaurants
Cheesecake Factory
Chemtura
Chevron Phillips Chemical
Chicago Mercantile Exchange
Chico's FAS
Children's Place, The
Chipotle Mexican Grill
Chiquita Brands International
CHS
Ciba Specialty Chemicals
CIGNA
Circuit City Stores
City of Austin—Austin Energy
CKE Restaurants
Claim Jumper Restaurants
Clariant
Coach
Cognis
Colgate-Palmolive
Collective Brands
Collin County
Colorado Springs Utilities
Comcast Cable Communications
Concessions International
ConnectiCare
Constellation Brands
Cooper Industries
Costco Wholesale
Coty
COUNTRY Insurance & Financial Services
Coventry Health Care
CPS Energy
Crate and Barrel
Culvers Franchising System
CUNA Mutual
Curtiss-Wright
CVS/Caremark
D&B
Dal-Tile
Darden Restaurants
Dave & Buster's
Deere
Del Monte Foods
Delta Dental Plan of Colorado
Denny's
Diageo North America
Dick's Sporting Goods
Dollar General
Dollar Tree Stores
Dominion Resources
Domino's Pizza
Donatos Pizzeria
Dow Chemical
Dow Corning
Dow Reichhold Specialty Latex
DPL
Duke and King Acquisition
Dunkin' Brands
DuPage County Government

E & J Gallo Winery
E. I. du Pont de Nemours
East Bay Municipal Utility District, CA
Eastman Chemical
Eat'n Park Hospitality Group
Eaton
El Pollo Loco
Electric Reliability Council of Texas
ElectriCities of North Carolina
Employers Mutual Casualty
Energy Future Holdings
Envision
Erie Insurance Group
Esmark
Express
Exterran
Fabri-Kal
Fairplex
Fallon Community Health Plan
Family Dollar Stores
Famous Dave's of America
Fazoli's System Management
FBL Financial Group
FedEx—FedEx Express
Fired Up
Flowserve
FMC
Foot Locker
Friendly Ice Cream
Frisch's Restaurants
Fuller Foundation
GameStop
Gap
Garden Fresh Restaurants
Gardener's Supply
Gardner Denver
GenCorp
GEO Specialty Chemicals
Georgia Baptist Foundation
Georgia Gulf
Global Aero Logistics
Global Cash Access
Golden Corral
Goodrich
Great Plains Energy—Kansas City Power & Light
Group Health Cooperative
Gymboree
H.B. Fuller
h.h. gregg
Hallmark Cards
Hard Rock Café Restaurants
Harleysville Group
Harris Holdings
Harris Teeter
Harvard Pilgrim
Harvard Vanguard Medical Associates
Health Care Service
Health Net
Health New England
Health Partners
HealthPartners
HealthSpring
Heaven Hill Distilleries
Hercules
Hershey Foods
Hexion Specialty Chemicals
Hilcorp Energy
Hillwood Development
HMS Host
Home Depot, The
Hooters of America
Horizon Blue Cross Blue Shield of New Jersey
Hormel Foods
Hot Topic
Huhtamaki
IHOP
Ilitch Holdings—Little Caesar Enterprises
Illinois Tool Works
Independence Blue Cross
Independent Bank
Ingersoll-Rand
Innophos
In-N-Out Burger
Institute of Nuclear Power Operations
International Copper Association
International Dairy Queen
International Flavors & Fragrances
Iroquois Pipeline
J. C. Penney
J.Crew
Jack in the Box
Jacmar—Shakey's USA
JEA
Jewelers Mutual Insurance
Jewelry Television
Johnny Rockets Group
Joy Global
K & W Cafeterias
Kaiser Foundation Health Plan
Kansas City Life Insurance
Kellogg
Kennametal
Kforce
Kinder Morgan
King Pharmaceuticals
Knoxville Utilities Board
Kohl's
Krispy Kreme Doughnuts
Krystal Companies, The
L.L. Bean
La Madeleine de Corps
Landauer
Landmark Education
Legal Sea Foods
Lehigh Hanson
Lennox International
Leukemia & Lymphoma Society, The
LifeWay Christian Resources
Limited Brands
Limited Stores
Liz Claiborne
Logan's Roadhouse
LOMA
Lord & Taylor
L'Oreal USA
Louisiana Workers' Compensation
Lowe's
Lubrizol
M&T Bank
Macy's
Maidenform Brands
Main Street America Group, The
Make-a-Wish Foundation of America
Marmon Group—Union Tank Car
Massachusetts Society of Certified Public Accountants
Masterfoods USA
Matthews International
Mazzio's
McCormick & Company
McDonald's
McGraw-Hill
MeadWestvaco
Medco Health Solutions
Medicines
Meijer
Memphis Light, Gas & Water
Mervyns
MetLife
Metromedia Restaurant Group
Metropolitan Water District of Southern California
Metso Minerals Industries
Michaels Stores
Micro Electronics
Mid-Continent Research for Education and Learning
Midwest Independent Transmission System Operator
Millennium Inorganic Chemicals
Minnkota Power Cooperative
Mirant
Missouri Employers' Mutual Insurance
Modine Manufacturing
Molson Coors Brewing
Montana Dakota Utility
Moog
Morton's Restaurant Group
Mosaic
Multiplan
Mutual of America
MVP Health Care
NACCO Materials Handling
Nashville Electric Service
National Shooting Sports Foundation
Neighborhood Health Plan
Nestle USA
New Jersey Transit
New York & Company
New York City Department of Education
New York Community Bancorp
New York Independent System Operator

New York Power Authority
Newark InOne
NewMarket
Noranda Aluminum
Nordstrom
NOVA Chemicals
Novo Nordisk
NPC
NRT
Nuvelo
Occidental Petroleum—Occidental Chemical
Ocean Spray Cranberries
O'Charley's
Office Depot
OfficeMax
Olathe Health Systems
Old Dominion Electric Cooperative
Orbital Sciences
Orchid Ceramics
Orlando Utilities Commission
P.F. Chang's China Bistro
Panda Restaurant Group
Panera Bread
Papa Gino's
Papa John's International
Pappas Restaurants
Penn National Insurance
Pepsi Bottling Group
Perkins Restaurant & Bakery
Pernod Ricard SA—Pernod Ricard USA
Philip Morris International
Phillips-Van Heusen
Piedmont Natural Gas
Pier 1 Imports
PJM Interconnection
Platte River Power Authority
Ply Gem Siding Group
Polo Ralph Lauren
Port Authority of New York and New Jersey
Portland General Electric
Potash Corporation of Saskatchewan
Potbelly Sandwich Works
Powersouth
PPG Industries
Praxair
Premera Blue Cross
Premier
Primesouth
Protestant Guild for Human Services
Public Works Commission of the City of Fayetteville, North Carolina
Quiznos Master
RadioShack
Raising Cane's Restaurants
Ranbaxy Pharmaceuticals
Real Mex Restaurants
Red Robin Gourmet Burgers
Regence Group
Restaurants Unlimited
Restoration Hardware
Retail Ventures—DSW
Retail Ventures—Value City Department Stores
RGA Reinsurance
Rhodia
Riverside Public Utilities
Rock Bottom Restaurants
Rockwell Collins
Rohm and Haas
Round Table Pizza
Ruby Tuesday
Ruth's Chris Steak House
Sacramento Municipal Utilities District
Safe Auto Insurance
Sagittarius Brands
SAIF
Saint-Gobain
Saks
San Diego County Water Authority
Sanofi Pasteur
Santee Cooper
Sasol North America
Sazerac
Scottish Re
Sears Holdings
Securian
Securities America
Security Mutual Life Insurance of New York
Sepracor
Shepherd Chemical
ShopKo Stores—ShopKo Stores
ShoreBank
Sierra Southwest Co-Op Services
Snohomish County, WA—Snohomish County Public Utility District
Solvay America
Sonic Automotive
Sonic Restaurants
Sonoco Products
South Jersey Industries
Southeast Corporate
Southern Minnesota Municipal Power Agency
Southern Star Concrete
Southern Union
Southwest Gas
Southwest Power Pool
Sports Authority, The
Stage Stores
Staples
Starboard Cruise Services
Starbucks
Steak 'n Shake
Sterling Chemicals
Subaru of America
SUEZ Energy
Summa Health System—SummaCare
Sunoco—Chemical
SuperValu
Supresta
Survey Sampling International
Swarovski (D.)—Swarovski North America
T.D. Williamson
Taco John's International
Target
Tarrant County
Tate & Lyle Americas
Texas Society of Certified Public Accountants
Thomas & King
Tipp Enterprises—Novamex
TJX Companies
Tommy Hilfiger
Toyota Material Handling, USA
Toys "R" Us
Travis County Human Resources Management
Tredegar
Triarc Restaurant Group
Tronox
Trustmark Insurance
Tufts Health Plan
Tween Brands
Tyson Foods
Umicore
Union Pacific
United Church of Christ
United States Steel
United Stationers
UnitedHealth Group
Unitil
Universal Parks & Resorts
University of Southern California
University of Tennessee
Uno Restaurant Holding
Voith—Voith Premier Manufacturing Support Services
Wackenhut Services
Wal-Mart Stores
Warner Chilcott
Watson Pharmaceuticals
Wawa
Wellmark Blue Cross Blue Shield
Wendy's
West Ed
Weston Solutions
Whataburger
White Castle System
Williams Companies
Williams-Sonoma
Workers Compensation Fund
YRC Worldwide
Yum!
Zale
ZF North American Operations

COMPANY #

THE EMPIRE DISTRICT ELECTRIC COMPANY

ANNUAL MEETING OF STOCKHOLDERS

Thursday, April 23, 2009

10:30 a.m. CDT

Memorial Hall

212 W. 8th Street

Joplin, Missouri 64801

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to be Held on April 23, 2009.

Notice is hereby given that the Annual Meeting of Stockholders of The Empire District Electric Company will be held at the Memorial Hall, 212 W. 8th Street, Joplin, Missouri on April 23, 2009 at 10:30 a.m. CDT.

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Annual Meeting are available on the Internet.  Directions to The Empire District Electric Company 2009 Annual Meeting are available in the Proxy Statement which can be viewed at www.ematerials.com/ede and on the reverse side of this notice.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and 2008 Annual Report are available at www.ematerials.com/ede.

If you want to receive a paper copy of these documents or an email with a link to the electronic copies, you must request one.  There is no charge to you for requesting a copy.  Although proxy materials will continue to be available after the meeting, please make your request for a copy as instructed on the reverse side of this notice on or before April 11, 2009 to facilitate timely delivery in advance of the Annual Meeting.

Matters intended to be acted upon at the meeting are listed below.

The Board of Directors recommends a vote FOR Items 1 and 2:

1.               To elect four Directors for terms of three years

01 D. Randy Laney

02 Bonnie C. Lind

03 B. Thomas Mueller

04 Paul R. Portney

2.               To ratify the appointment of PricewaterhouseCoopers LLP as Empire’s independent registered public accounting firm for the fiscal year ending December 31, 2009

3.               To transact such other business as may properly come before the meeting or at any adjournment or adjournments thereof.

You may immediately vote your proxy on the Internet at: www.eproxy.com/ede

•                  Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (CDT) on April 22, 2009.

•                  Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to vote your proxy.

Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To request paper copies of the proxy materials, which include the proxy card, proxy statement and annual report, please contact us via:

Internet – Access the Internet and go to www.ematerials.com/ede. Follow the instructions to log in, and order copies.

Telephone – Call us free of charge at 866-697-9377 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies.

Email – Send us an email at ep@ematerials.com with “EDE Materials Request” in the subject line. The email must include:

•	The 3-digit company # and the 11-digit control # located in the box in the upper right hand corner on the front of this notice.
•	Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials.
•	If you choose email delivery you must include an email address.
•

If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last 4 digits of your Social Security Number or Tax Identification Number in the email.

Directions to the Annual Meeting being held at the Memorial Hall, 212 W. 8th Street, Joplin, Missouri, are as follows:

To Joplin from the West:  Take I-44 East until Exit 6 (MO-43 N., BUS I-44, Joplin, Racine).  Turn left onto BUS I-44 (Main Street) and travel North 3.3 miles to 7th Street.  Turn left on 7th Street for one block, then turn left on Joplin Avenue and the entrance to the Memorial Hall parking lot is on the right.

To Joplin from the East:  Take I-44 West until Exit 15 (BUS I-44 W, MO-66 W, Cimmarron Road).  Exit onto MO-66 (E 7th Street) and continue West for 8.3 miles.  Turn left on Joplin Avenue and the entrance to the Memorial Hall parking lot is on the right.

To Joplin from the North:  From MO-171, turn South on MO-43 (N Main Street Road) to 7th Street.  Turn right on 7th Street for one block, then turn left on Joplin Avenue and the entrance to the Memorial Hall parking lot is on the right.

TWO ADDITIONAL WAYS TO VOTE

Vote by Internet

It’s fast, convenient, and your vote is immediately confirmed and registered. Go to Web site:

www.eproxy.com/ede

Follow these three easy steps:

•                  Read the accompanying Proxy Statement and Proxy Card.

•                  Go to Web site www.eproxy.com/ede

•                  Follow the simple instructions.

Vote by Telephone

It’s fast, convenient, and your vote is immediately confirmed and registered. Call toll-free on a touch-tone phone in the U.S. or Canada:

1-800-560-1965

Follow these three easy steps:

•                  Read the accompanying Proxy Statement and Proxy Card.

•                  Call the toll-free phone number above.

•                  Follow the simple instructions.

VOTE 24 HOURS A DAY

DO NOT RETURN PROXY CARD IF YOU ARE VOTING BY INTERNET OR TELEPHONE

You are cordially invited to attend the 2009 Annual Meeting of Stockholders on Thursday, April 23, 2009, at 10:30 A.M. (Central Daylight Time), at the Memorial Hall, 212 W. 8th Street, Joplin, Missouri.

It is important that these shares are represented at this meeting. Whether or not you plan to attend the meeting, please review the enclosed proxy materials. You may vote by telephone or Internet or you may sign, date and return this proxy card.

The Empire District Electric Company 602 S. Joplin Avenue Joplin, MO 64801	proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on April 23, 2009.

If no choice is specified, the proxy will be voted “FOR” Items 1 and 2.

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints W. L. Gipson, G. A. Knapp and J. S. Watson, and each of them, as proxies with power of substitution, and hereby authorizes them to represent and to vote, in accordance with the instructions on the reverse side, all shares of Common Stock of The Empire District Electric Company that the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held at the Memorial Hall, 212 W. 8th Street, Joplin, Missouri, on April 23, 2009, at 10:30 A.M. (CDT), or any adjournment thereof.

This proxy also provides voting instructions for shares held by FIDELITY MANAGEMENT TRUST COMPANY, TRUSTEE FOR THE EMPIRE DISTRICT ELECTRIC COMPANY 401(K) PLAN AND ESOP, and directs such Trustee to vote, as indicated on the reverse side of this card, any shares allocated to the account in the Plan. The Trustee will vote these shares as you direct. If no direction is given to the Trustee, the Plan’s Trustee will vote your shares held in the Plan in the same proportion as votes received from other participants in the Plan.

This proxy/voting instruction card is solicited pursuant to a separate Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged. For registered shares, this card should be voted, by Internet, telephone or mail, in time to reach the Company’s proxy tabulator, Wells Fargo Shareowner Services, by 11:59 RM. (CDT) on Wednesday, April 22, 2009. For shares allocable to the 401(k) Plan and ESOP, this card should be voted by 11:59 RM. (CDT) on Monday, April 20, 2009. Individual proxy voting and voting instructions will be kept confidential.

See reverse for voting instructions.	00065020

COMPANY #

Vote by Internet, Telephone or Mail
24 Hours a Day, 7 Days a Week

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET - www.eproxy.com/ede

Use the Internet to vote your proxy until 11:59 p.m. (CDT) on April 22, 2009. Please have your Social Security Number or Tax ID Number available.

PHONE - 1-800-560-1965

Use a touch-tone telephone to vote your proxy until 11:59 p.m. (CDT) on April 22, 2009. Please have your Social Security Number or Tax ID Number available.

MAIL - Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return it to THE EMPIRE DISTRICT ELECTRIC COMPANY, do Shareowner Services, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Voting Instruction Card

TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW,
SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD

Please detach here

The Board of Directors Recommends a Vote FOR Items 1 and 2.

1.	Election of four Directors for terms of three years:	☐ Vote FOR	☐ Vote WITHELD
01 D. Randy Laney	All nominees	From all nominees
02 Bonnie C. Lind	(except as marked)
03 B. Thomas Mueller
04 Paul R. Portney

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	To ratify the appointment of PricewaterhouseCoopers LLP as Empire’s independent registered public accounting firm for the fiscal year ending December 31, 2009.	☐ For	☐ Against	☐ Abstain

3.	Upon any other matter which may come before the meeting in their discretion.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR PROPOSALS 1 AND 2.

Address Change? Mark Box ☐ Indicate changes below:	Date

Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.